Filed with the Securities and Exchange Commission on July 31, 2015

Securities Act of 1933 File No. 333-141120

Investment Company Act of 1940 File No. 811-22027

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 119	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 121	☒

(Check Appropriate Box or Boxes)

FUNDVANTAGE TRUST

(Exact Name of Registrant as Specified in Charter)

301 Bellevue Parkway, Wilmington, DE 19809

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s Telephone Number, including Area Code: (302) 791-1851

Joel L. Weiss

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

Wilmington, DE 19809

(Name and Address of Agent for Service)

Copies to:

Joseph V. Del Raso, Esq.

Pepper Hamilton LLP

3000 Two Logan Square

Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

☐                                    immediately upon filing pursuant to paragraph (b)

☒                                  on August 1, 2015 pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a)(1)

☐                                    on (date) pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☐                                    on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐                                    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GOTHAM ABSOLUTE RETURN FUND

Institutional Class Shares
GARIX

GOTHAM ABSOLUTE 500 FUND

Institutional Class Shares
GFIVX

GOTHAM ENHANCED RETURN FUND

Institutional Class Shares
GENIX

GOTHAM NEUTRAL FUND

Institutional Class Shares
GONIX

of

FundVantage Trust

PROSPECTUS

August 1, 2015

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summaries	1
Gotham Absolute Return Fund	1
Gotham Absolute 500 Fund	7
Gotham Enhanced Return Fund	12
Gotham Neutral Fund	18
More Information About the Funds' Investment Objectives, Strategies and Risks	24
Investment Objectives	24
Additional Information about the Funds' Investment Strategies	24
Risks	25
More Information About Management of the Funds	28
Investment Adviser	28
Portfolio Managers	28
Shareholder Information	29
Pricing of Shares	29
Purchase of Shares	30
To Open an Account	30
To Add to an Account	31
Redemption of Shares	33
To Redeem From Your Account	34
Exchange of Shares	35
Transaction Policies	36
Shareholder Services	37
Distributions	38
More Information About Taxes	38
Financial Highlights	41
For More Information	Back Cover

FUND SUMMARIES

GOTHAM ABSOLUTE RETURN FUND

Investment Objective

The Gotham Absolute Return Fund (the "Fund") seeks long-term capital appreciation and to achieve positive returns during most annual periods in an efficient, risk-adjusted manner.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	2.00%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	0.81%
Dividend and Interest Expense on Securities Sold Short	0.66%
Other Operating Expenses	0.15%
Total Annual Fund Operating Expenses[1]	2.81%

1  Gotham Asset Management, LLC ("Gotham" or the "Adviser") has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund's total operating expenses (exclusive of taxes, "Acquired Fund" fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 2.25% (on an annual basis) of average daily net assets of the Fund (the "Expense Limitation"). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the "Trust") approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund's Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$284	$871	$1,484	$3,138

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 336.09% of the average value of its portfolio.

1

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity and equity-related securities. The Fund primarily invests in U.S. common stocks. The Fund will generally take long positions in securities that the Adviser believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser's analysis of the issuer's financial reports and market valuation.

The Adviser seeks to capitalize on market inefficiencies by employing a systematic bottom-up approach based on the Adviser's proprietary analytical framework to identify companies that appear to be undervalued or overvalued on both an absolute and relative basis. This approach consists of:

•  Researching and analyzing each company in the Adviser's coverage universe according to a proprietary methodology that emphasizes fundamentals such as recurring earnings, capital efficiency and valuation;

•  Identifying and excluding companies that do not conform to the Adviser's valuation methodology or companies judged by the Adviser to have questionable financial reporting;

•  Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

•  Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs and shorts based on proprietary valuations.

The Fund's long portfolio is generally rebalanced daily to weight most heavily those stocks that are priced at the largest discount to the Adviser's assessment of value. In general, as a company appears cheaper its weight in the portfolio increases. Similarly, the short portfolio is generally rebalanced daily to weight most heavily those short positions selling at the largest premium to the Adviser's measures of value. The Adviser seeks to maintain the Fund's net equity exposure, which is the value of the Fund's long positions minus its short positions, below 70%, but plans to maintain a positive net equity exposure in most market environments. The Adviser expects that the Fund's gross equity market exposure, which is the value of the Fund's long positions plus its short positions, will generally be below 190%. The Fund may invest in large, mid and small cap companies.

The Fund engages in securities lending. The Fund lends portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Fund's Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund will invest cash collateral received in securities consistent with its principal investment strategy.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund's net asset value ("NAV"), yield and total return. It is possible to lose money by investing in the Fund.

•  Equity Securities Risk: Equity securities are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company's assets including debt holders. The value of equity securities could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Equity investments risk a loss of all or a substantial portion of the investment.

•  Market Risk: The Fund is subject to market risk — the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

•  Value Style Risk: The Adviser intends to buy securities, on behalf of the Fund, that it believes are undervalued and short securities it believes are overvalued. Investing in "value" stocks presents the risk that the stocks may never

2

reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods. Conversely, the Fund will short securities the Adviser believes are overvalued. This presents the risk that a stock's value may not decrease to what the Adviser believes is its true market values because the market fails to recognize what the Adviser considers to be the company's value, because the Adviser misjudges those values or because the Adviser is required to purchase the security before its investment thesis could be realized.

•  Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the Fund's ability to engage in short selling. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These types of short sales expenses (sometimes referred to as the "negative cost of carry") negatively impact the performance of the Fund since these expenses tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

•  Leverage: The Fund will utilize leverage in its investment program. The use of leverage allows the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of the Fund's portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

  The short sale proceeds utilized by the Fund to leverage investments are collateralized by all or a portion of the Fund's portfolio. Accordingly, the Fund may pledge securities in order to effect short sales, utilize short sale proceeds or otherwise obtain leverage for investment or other purposes. Should the securities pledged to brokers to secure the Fund's margin accounts decline in value, the Fund could be subject to a "margin call," pursuant to which the Fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of all or a portion of the pledged securities to compensate for the decline in value. The banks and dealers that provide leverage to the Fund have discretion to change the Fund's margin requirements at any time. Changes by counterparties in the foregoing may result in large margin calls, loss of leverage and forced liquidations of positions at disadvantageous prices. There can be no assurance that the Fund will be able to secure or maintain adequate leverage to pursue its investment strategy. The utilization of short sale proceeds for leverage will cause the Fund to be subject to higher transaction fees and other costs.

•  Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser's team of financial analysts may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in the Fund acquiring or selling investments based of incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

•  Systems Risks: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement its strategies, to trade, clear and settle securities transactions, to monitor the Fund's portfolio, and to generate risk management and other reports that are critical to the Adviser's activities. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by incorrect programming, software viruses and power failures. There can be no guarantee that such defects will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments they would not have if the failure had not occurred.

3

•  Small and Mid-Cap Securities Risk: Investments in small and mid cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

•  Portfolio Turnover Risk: The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund's best interest to do so. It is anticipated that the Fund will frequently adjust the size of its long and short positions. These transactions will increase the Fund's "portfolio turnover" and the Fund may experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

•  Securities Lending Risk: The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund's ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund's earnings on the collateral or that represents a finance charge on the value of the collateral. Because the Fund may use collateral to purchase any investments in accordance with its investment objective, the Fund's securities lending transactions may result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Performance Information

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing the Fund's performance for the past two calendar years and by showing how the Fund's average annual returns for one year and since inception periods compared with those of the S&P 500 Total Return Index and the HFRX Equity Hedge Index, each a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.Gothamfunds.com or by calling the Fund toll-free at (877) 974-6852.

Calendar Year-to-Date Total Return as of June 30, 2015: -6.40%

During the periods shown in the chart:

Best Quarter	Worst Quarter
8.80%	0.52%
(December 31, 2013)	(September 30, 2014)

4

Gotham Absolute Return Fund Class I Shares Average Annual Total Returns for the periods ended December 31, 2014	1 Year	Since Inception (August 31, 2012)
Class I Shares Return Before Taxes	9.31%	18.48%
Return After Taxes on Distributions	8.68%	17.23%
Return After Taxes on Distributions and Sale of Shares	5.46%	13.91%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)[1]	1.42%	6.23%
S&P 500 Total Return Index (reflects no deductions for fees or expenses or taxes)[2]	13.69%	20.27%

1  The HFRX Equity Hedge Index is engineered to achieve representative performance of a larger universe of funds employing Equity Hedge Strategies. Equity Hedge Strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

2  The S&P 500 Total Return Index is a widely recognized unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole. The returns provided for the S&P 500 Total Return Index include the reinvestment of dividends.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC

Portfolio Managers

•  Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2012.

•  Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

Minimum Investment Requirements

The minimum initial investment in shares of the Fund is $250,000. The minimum additional investment in shares of the Fund is $5,000. Please visit www.Gothamfunds.com for more information.

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the "Exchange") is open and through the means described below.

Purchase or Redemption by Mail:

Applications can be found at Gothamfunds.com and can be sent to the addresses below:

Regular Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722

5

Purchase by Wire:

Please contact Fund shareholder services ("Shareholder Services") toll-free at (877) 974-6852 for current wire instructions.

Redemption by Telephone:

Please call Shareholder Services toll-free at (877) 974-6852.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information or visit www.Gothamfunds.com.

6

GOTHAM ABSOLUTE 500 FUND

Investment Objective

The Gotham Absolute 500 Fund (the "Fund") seeks long-term capital appreciation and to achieve positive returns during most annual periods in an efficient, risk-adjusted manner.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	2.00%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	3.92%
Dividend and Interest Expense on Securities Sold Short	1.88%
Other Operating Expenses	2.04%
Total Annual Fund Operating Expenses[1]	5.92%
Fee Waivers and/or Expense Reimbursements[1]	(1.79)%
Total Annual Fund Operating Expenses After Waiver and/or Expense Reimbursement[1]	4.13%

1  Gotham Asset Management, LLC ("Gotham" or the "Adviser") has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund's total operating expenses (exclusive of taxes, "Acquired Fund" fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 2.25% (on an annual basis) of average daily net assets of the Fund (the "Expense Limitation"). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the "Trust") approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund's Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$413	$1,433	$2,615	$5,478

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period from July 31, 2014 (commencement of operations) until April 30, 2015, the Fund's portfolio turnover rate was 327.45% of the average value of its portfolio.

7

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity and equity-related securities. The Fund primarily invests in U.S. common stocks. Under normal market conditions, the Fund will primarily invest (either long or short) in the companies listed in the S&P 500 Index, but may invest in other large capitalization companies, primarily selected from the largest 500 – 700 U.S. companies based on market capitalization.

The Adviser seeks to capitalize on market inefficiencies by employing a systematic bottom-up approach based on the Adviser's proprietary analytical framework to identify companies that appear to be undervalued or overvalued on both an absolute and relative basis. This approach consists of:

•  Researching and analyzing each company in the Adviser's coverage universe according to a proprietary methodology that emphasizes fundamentals such as recurring earnings, capital efficiency and valuation;

•  Identifying and excluding companies that do not conform to the Adviser's valuation methodology or companies judged by the Adviser to have questionable financial reporting;

•  Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

•  Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs and shorts based on proprietary valuations.

The Fund's long portfolio is generally rebalanced daily to weight most heavily those stocks that are priced at the largest discount to the Adviser's assessment of value. In general, as a company appears cheaper its weight in the portfolio increases. Similarly, the short portfolio is generally rebalanced daily to weight most heavily those short positions selling at the largest premium to the Adviser's measures of value. The Adviser seeks to maintain the Fund's net equity market exposure, which is the value of the Fund's long positions minus its short positions, below 70%, but plans to maintain a positive net equity market exposure in most market environments. The Adviser expects that the Fund's gross equity market exposure, which is the value of the Fund's long positions plus its short positions, will generally be below 250%.

The Fund engages in securities lending. The Fund lends portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Fund's Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund will invest cash collateral received in securities consistent with its principal investment strategy.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund's net asset value ("NAV"), yield and total return. It is possible to lose money by investing in the Fund.

•  Equity Securities Risk: Equity securities are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company's assets including debt holders. The value of equity securities could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Equity investments risk a loss of all or a substantial portion of the investment.

•  Market Risk: The Fund is subject to market risk — the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

•  Value Style Risk: The Adviser intends to buy securities, on behalf of the Fund, that it believes are undervalued and short securities it believes are overvalued. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the

8

Adviser considers to be the companies' true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods. Conversely, the Fund will short securities the Adviser believes are overvalued. This presents the risk that a stock's value may not decrease to what the Adviser believes is its true market values because the market fails to recognize what the Adviser considers to be the company's value, because the Adviser misjudges those values or because the Adviser is required to purchase the security before its investment thesis could be realized.

•  Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the Fund's ability to engage in short selling. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These types of short sales expenses (sometimes referred to as the "negative cost of carry") negatively impact the performance of the Fund since these expenses tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

•  Leverage: The Fund will utilize leverage in its investment program. The use of leverage allows the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of the Fund's portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

  The short sale proceeds utilized by the Fund to leverage investments are collateralized by all or a portion of the Fund's portfolio. Accordingly, the Fund will pledge its securities in order to obtain leverage. Should the securities pledged to brokers to secure the Fund's margin accounts decline in value, the Fund could be subject to a "margin call," pursuant to which the Fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. The banks and dealers that provide financing to the Fund can apply essentially discretionary margin. Changes by counterparties in the foregoing may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that the Fund will be able to secure or maintain adequate financing. The utilization of short sale proceeds for leverage will cause the Fund to be subject to fees, transaction and other costs.

•  Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser's team of financial analysts may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

•  Systems Risks: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement its strategies, to trade, clear and settle securities transactions, to monitor the Fund's portfolio, and to generate risk management and other reports that are critical to the Adviser's activities. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by incorrect programming, software viruses and power failures. There can be no guarantee that such defects will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments it would not have if the failure had not occurred.

•  Portfolio Turnover Risk: The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund's best interest to do so. It is anticipated that the Fund will frequently adjust the size of its long and short positions. These transactions will increase the Fund's "portfolio turnover"

9

and the Fund may experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

•  Securities Lending Risk: The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund's ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund's earnings on the collateral or that represents a finance charge on the value of the collateral. Because the Fund may use collateral to purchase any investments in accordance with its investment objective, the Fund's securities lending transactions may result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Performance Information

The Fund's performance information is only shown in the Fund summary when the Fund has had a full calendar year of operations.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC

Portfolio Managers

•  Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2014.

•  Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2014.

Purchase and Sale of Fund Shares

Minimum Investment Requirements

The minimum initial investment in shares of the Fund is $250,000. The minimum additional investment in shares of the Fund is $5,000. Please visit www.Gothamfunds.com for more information.

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the "Exchange") is open and through the means described below.

Purchase or Redemption by Mail:

Applications can be found at Gothamfunds.com and can be sent to the addresses below:

Regular Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722

Purchase by Wire:

Please contact Fund shareholder services ("Shareholder Services") toll-free at (877) 974-6852 for current wire instructions.

Redemption by Telephone:

Please call Shareholder Services toll-free at (877) 974-6852.

10

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information or visit www.Gothamfunds.com.

11

GOTHAM ENHANCED RETURN FUND

Investment Objective

The Gotham Enhanced Return Fund (the "Fund") seeks long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	2.00%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	1.23%
Dividend and Interest Expense on Securities Sold Short	1.07%
Other Operating Expenses	0.16%
Total Annual Fund Operating Expenses[1]	3.23%

1  Gotham Asset Management, LLC ("Gotham" or the "Adviser") has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund's total operating expenses (exclusive of taxes, "Acquired Fund" fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 2.25% (on an annual basis) of average daily net assets of the Fund (the "Expense Limitation"). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the "Trust") approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund's Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$326	$995	$1,688	$3,531

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 274.67% of the average value of its portfolio.

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity and equity-related securities. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle, which is a period that includes both a bull (rising) market and a bear (falling) market cycle. The Fund will generally

12

take long positions in securities that the Adviser believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser's analysis of the issuer's financial reports and market valuation. The Fund primarily invests in U.S. common stocks.

The Adviser seeks to capitalize on market inefficiencies by employing a systematic bottom-up approach based on the Adviser's proprietary analytical framework to identify companies that appear to be undervalued or overvalued on both an absolute and relative basis. This approach consists of:

•  Researching and analyzing each company in the Adviser's coverage universe according to a proprietary methodology that emphasizes fundamentals such as recurring earnings, capital efficiency and valuation;

•  Identifying and excluding companies that do not conform to the Adviser's valuation methodology or companies judged by the Adviser to have questionable financial reporting;

•  Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

•  Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs and shorts based on proprietary valuations.

The Fund's long portfolio is generally rebalanced daily to weight most heavily those stocks that are priced at the largest discount to the Adviser's assessment of value. In general, as a company appears cheaper its weight in the portfolio increases. Similarly, the short portfolio is generally rebalanced daily to weight most heavily those short positions selling at the largest premium to the Adviser's measures of value. The Adviser seeks to maintain the Fund's net equity exposure, which is the value of the Fund's long positions minus its short positions, in the range of approximately 70 – 100%. The Adviser expects that the Fund's gross equity market exposure, which is the value of the Fund's long positions plus its short positions, will not exceed 250%. The Fund may invest in large, mid and small cap companies.

The Fund engages in securities lending. The Fund lends portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Fund's Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund will invest cash collateral received in securities consistent with its principal investment strategy.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund's net asset value ("NAV"), yield and total return. It is possible to lose money by investing in the Fund.

•  Equity Securities Risk: Equity securities are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company's assets including debt holders. The value of equity securities could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Equity investments risk a loss of all or a substantial portion of the investment.

•  Market Risk: The Fund is subject to market risk — the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

•  Value Style Risk: The Adviser intends to buy securities, on behalf of the Fund, that it believes are undervalued and short securities it believes are overvalued. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

13

Conversely, the Fund will short securities the Adviser believes are overvalued. This presents the risk that a stock's value may not decrease to what the Adviser believes is its true market values because the market fails to recognize what the Adviser considers to be the company's value, because the Adviser misjudges those values or because the Adviser is required to purchase the security before its investment thesis could be realized.

•  Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the Fund's ability to engage in short selling. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These types of short sales expenses (sometimes referred to as the "negative cost of carry") negatively impact the performance of the Fund since these expenses tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

•  Leverage: The Fund will utilize leverage in its investment program. The use of leverage allows the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of the Fund's portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

  The short sale proceeds utilized by the Fund to leverage investments are collateralized by all or a portion of the Fund's portfolio. Accordingly, the Fund will pledge its securities in order to borrow or otherwise obtain leverage for investment or other purposes. Should the securities pledged to brokers to secure the Fund's margin accounts decline in value, the Fund could be subject to a "margin call," pursuant to which the Fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. The banks and dealers that provide financing to the Fund can apply essentially discretionary margin. Changes by counterparties in the foregoing may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that the Fund will be able to secure or maintain adequate financing. The utilization of short proceeds for leverage will cause the Fund to be subject to fees, transaction and other costs.

•  Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser's team of financial analysts may contain errors, as may the database system used to store such data. Any errors in the underlying data sources data entry or database may result in Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

•  Systems Risks: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement its strategies, to trade, clear and settle securities transactions, to monitor the Fund's portfolio, and to generate risk management and other reports that are critical the Adviser's activities. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by incorrect programming, software viruses and power failures. There can be no guarantee that such defects will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments they would not have if the failure had not occurred.

•  Small and Mid-Cap Securities Risk: Investments in small and mid cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden

14

or erratic than the prices of other equity securities, especially over the short-term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

•  Portfolio Turnover Risk: The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund's best interest to do so. It is anticipated that the Fund will frequently adjust the size of its long and short positions. These transactions will increase the Fund's "portfolio turnover" and the Fund may experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

•  Securities Lending Risk: The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund's ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund's earnings on the collateral or that represents a finance charge on the value of the collateral. Because the Fund may use collateral to purchase any investments in accordance with its investment objective, the Fund's securities lending transactions may result in investment leverge. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Performance Information

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing the Fund's performance for the past calendar year and by showing how the Fund's average annual returns for one year and since inception periods compared with those of the S&P 500 Total Return Index, a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.Gothamfunds.com or by calling the Fund toll-free at (877) 974-6852.

Calendar Year-to-Date Total Return as of June 30, 2015: -7.28%

During the periods shown in the chart:

Best Quarter	Worst Quarter
6.34%	1.42%
(December 31, 2014)	(September 30, 2014)

15

Gotham Enhanced Return Fund Class I Shares Average Annual Total Returns for the periods ended December 31, 2014	1 Year	Since Inception (May 31, 2013)
Class I Shares Return Before Taxes	17.05%	25.42%
Return After Taxes on Distributions	14.60%	22.40%
Return After Taxes on Distributions and Sale of Shares	10.70%	18.62%
S&P 500 Total Return Index (reflects no deductions for fees or expenses or taxes)[1]	13.69%	18.28%

1  The S&P 500 Total Return Index is a widely recognized unmanaged index of 500 common stocks, which are generally representative of the U.S. stock market as a whole. The returns provided for the S&P 500 Total Return Index include the reinvestment of dividends.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC

Portfolio Managers

•  Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2013.

•  Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

Minimum Investment Requirements

The minimum initial investment in shares of the Fund is $250,000. The minimum additional investment in shares of the Fund is $5,000. Please visit www.Gothamfunds.com for more information.

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the "Exchange") is open and through the means described below.

Purchase or Redemption by Mail:

Applications can be found at Gothamfunds.com and can be sent to the addresses below:

Regular Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722

Purchase by Wire:

Please contact Fund shareholder services ("Shareholder Services") toll-free at (877) 974-6852 for current wire instructions.

Redemption by Telephone:

Please call Shareholder Services toll-free at (877) 974-6852.

16

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information or visit www.Gothamfunds.com.

17

GOTHAM NEUTRAL FUND

Investment Objective

The Gotham Neutral Fund (the "Fund") seeks long-term capital appreciation with minimal correlation to the general stock market.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
Institutional Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	2.00%
Distribution and/or Service (Rule 12b-1) Fees	None
Other Expenses	1.19%
Dividend and Interest Expense on Securities Sold Short	1.01%
Other Operating Expenses	0.18%
Total Annual Fund Operating Expenses[1]	3.19%
Fees and/or Expenses Recouped[1]	0.01%
Total Annual Fund Operating Expenses After Waiver and/or Expense Reimbursement[1]	3.20%

1  Gotham Asset Management, LLC ("Gotham" or the "Adviser") has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund's total operating expenses (exclusive of taxes, "Acquired Fund" fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 2.25% (on an annual basis) of average daily net assets of the Fund (the "Expense Limitation"). The Expense Limitation will remain in place until August 31, 2017, unless the Board of Trustees of FundVantage Trust (the "Trust") approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the Expense Limitation.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund's Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$322	$984	$1,672	$3,502

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 377.72% of the average value of its portfolio.

18

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances in long and short positions of equity and equity-related securities. The Fund will generally take long positions in securities that the Adviser believes to be undervalued and short positions in securities that the Adviser believes to be overvalued, based on the Adviser's analysis of the issuer's financial reports and market valuation. The Fund primarily invests in U.S. common stocks.

The Adviser seeks to capitalize on market inefficiencies by employing a systematic bottom-up approach based on the Adviser's proprietary analytical framework to identify companies that appear to be undervalued or overvalued on both an absolute and relative basis. This approach consists of:

•  Researching and analyzing each company in the Adviser's coverage universe according to a proprietary methodology that emphasizes fundamentals such as recurring earnings, capital efficiency and valuation;

•  Identifying and excluding companies that do not conform to the Adviser's valuation methodology or companies judged by the Adviser to have questionable financial reporting;

•  Updating the analysis for earning releases, annual (Form 10-K) and quarterly (Form 10-Q) reports and other corporate filings; and

•  Recording analysis in a centralized database enabling the Adviser to compare companies and identify longs and shorts based on proprietary valuations.

The Fund's long portfolio is generally rebalanced daily to weight most heavily those stocks that are priced at the largest discount to the Adviser's assessment of value. In general, as a company appears cheaper its weight in the portfolio increases. Similarly, the short portfolio is generally rebalanced daily to weight most heavily those short positions selling at the largest premium to the Adviser's measures of value. The Adviser seeks to maintain the Fund's net equity exposure, which is the value of the Fund's long positions minus its short positions, in the range of approximately 0% – 25%. The Fund may invest in large, mid and small cap companies. The Fund engages in securities lending. The Fund lends portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Fund's Board. Loans of portfolio securities will be collateralized by liquid securities and cash. The Fund will invest cash collateral received in securities consistent with its principal investment strategy.

Summary of Principal Risks

The Fund is subject to the principal risks summarized below. These risks could adversely affect the Fund's net asset value ("NAV"), yield and total return. It is possible to lose money by investing in the Fund.

•  Equity Securities Risk: Equity securities are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The rights of equity holders are subordinate to all other claims on a company's assets including debt holders. The value of equity securities could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Equity investments risk a loss of all or a substantial portion of the investment.

•  Market Risk: The Fund is subject to market risk — the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which the Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," and it can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which the Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

•  Value Style Risk: The Adviser intends to buy securities, on behalf of the Fund, that it believes are undervalued and short securities it believes are overvalued. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

19

Conversely, the Fund will short securities the Adviser believes are overvalued. This presents the risk that a stock's value may not decrease to what the Adviser believes is its true market values because the market fails to recognize what the Adviser considers to be the company's value, because the Adviser misjudges those values or because the Adviser is required to purchase the security before its investment thesis could be realized.

•  Short Sale Risk: Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Government actions also may affect the Fund's ability to engage in short selling. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These types of short sales expenses (sometimes referred to as the "negative cost of carry") negatively impact the performance of the Fund since these expenses tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

•  Leverage: The Fund will utilize leverage in its investment program. The use of leverage allows the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of the Fund's portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

  The short sale proceeds utilized by the Fund to leverage investments are collateralized by all or a portion of the Fund's portfolio. Accordingly, the Fund will pledge its securities in order to borrow or otherwise obtain leverage for investment or other purposes. Should the securities pledged to brokers to secure the Fund's margin accounts decline in value, the Fund could be subject to a "margin call," pursuant to which the Fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. The banks and dealers that provide financing to the Fund can apply essentially discretionary margin. Changes by counterparties in the foregoing may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that the Fund will be able to secure or maintain adequate financing. The utilization of short sale proceeds for leverage will cause the Fund to be subject to fees, transaction and other costs.

•  Database Errors: The investment strategy used by the Adviser relies on proprietary databases and third-party data sources. Data entries made by the Adviser's team of financial analysts may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Fund could incur losses or miss out on gains on such investments before the errors are identified and corrected.

•  Systems Risks: The Fund depends on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement its strategies, to trade, clear and settle securities transactions, to monitor the Fund's portfolio, and to generate risk management and other reports that are critical to the Adviser's activities. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by incorrect programming, software viruses and power failures. There can be no guarantee that such defects will be identified in time to avoid a material adverse effect on the Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments they would not have if the failure had not occurred.

•  Small and Mid-Cap Securities Risk: Investments in small and mid cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden

20

or erratic than the prices of other equity securities, especially over the short-term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

•  Portfolio Turnover Risk: The Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund's best interest to do so. It is anticipated that the Fund will frequently adjust the size of its long and short positions. These transactions will increase the Fund's "portfolio turnover" and the Fund may experience a high portfolio turnover rate (over 100%). High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

•  Securities Lending Risk: The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund's ability to vote the securities on loan. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund's earnings on the collateral or that represents a finance charge on the value of the collateral. Because the Fund may use collateral to purchase any investments in accordance with its investment objective, the Fund's securities lending transactions may result in investment leverage. The Fund bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Performance Information

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing the Fund's performance for the past calendar year and by showing how the Fund's average annual returns for one year and since inception periods compared with those of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.Gothamfunds.com or by calling the Fund toll-free at (877) 974-6852.

Calendar Year-to-Date Total Return as of June 30, 2015: -9.94%

During the periods shown in the chart:

Best Quarter	Worst Quarter
3.42%	-0.42%
(March 31, 2014)	(December 31, 2014)

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Gotham Neutral Fund Class I Shares Average Annual Total Returns for the periods ended December 31, 2014	1 Year	Since Inception (August 30, 2013)
Class I Shares Return Before Taxes	6.38%	9.23%
Return After Taxes on Distributions	5.51%	8.44%
Return After Taxes on Distributions and Sale of Shares	3.73%	6.75%
The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deductions for fees or expenses or taxes)[1]	0.03%	0.04%

1  The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management of the Fund

Investment Adviser

Gotham Asset Management, LLC

Portfolio Managers

•  Joel Greenblatt is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2013.

•  Robert Goldstein is a Managing Principal and Co-Chief Investment Officer of Gotham and has been a Portfolio Manager to the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

Minimum Investment Requirements

The minimum initial investment in shares of the Fund is $250,000. The minimum additional investment in shares of the Fund is $5,000. Please visit www.Gothamfunds.com for more information.

You can only purchase and redeem shares of the Fund on days the New York Stock Exchange (the "Exchange") is open and through the means described below.

Purchase or Redemption by Mail:

Applications can be found at Gothamfunds.com and can be sent to the addresses below:

Regular Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722

Purchase by Wire:

Please contact Fund shareholder services ("Shareholder Services") toll-free at (877) 974-6852 for current wire instructions.

Redemption by Telephone:

Please call Shareholder Services toll-free at (877) 974-6852.

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Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Such distributions are not currently taxable when shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. However, subsequent withdrawals from any tax-deferred account in which the shares are held may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information or visit www.Gothamfunds.com.

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MORE INFORMATION ABOUT THE FUNDS'
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

The Gotham Absolute Return Fund (the "Absolute Return Fund") and Gotham Absolute 500 Fund (the "Absolute 500 Fund") seek to achieve long-term capital appreciation and to achieve positive returns during most annual periods in an efficient, risk-adjusted manner. The Gotham Enhanced Return Fund (the "Enhanced Fund") seeks long-term capital appreciation. The Gotham Neutral Fund (the "Neutral Fund") seeks to achieve long-term capital appreciation with minimal correlation to the general stock market. The investment objective of each of the Absolute Return Fund, Absolute 500 Fund, Enhanced Fund and Neutral Fund (each a "Fund" and collectively the "Funds") may be changed by the Board of Trustees without shareholder approval upon 30 days' notice to shareholders. There is no guarantee that a Fund will achieve its investment objective.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT STRATEGIES

The Funds' principal investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the Adviser will use on a day-to-day basis to achieve a Fund's investment objective. This section provides more information about these strategies and other strategies the Funds' may use under normal market conditions. Additional information about these investment strategies and practices and related risks, and other strategies the Funds' may use, is also provided in the Funds' Statement of Additional Information ("SAI").

With respect to the Absolute Return Fund, the Adviser seeks to maintain the Fund's net equity exposure, which is the value of the Fund's long positions minus its short positions, below 70%, but plans to maintain a positive net equity exposure in most market environments. The Adviser expects that the Absolute Return Fund's gross equity market exposure, which is the value of the Fund's long positions plus its short positions, will generally be below 190%. For example, if the Fund starts with $100 in cash and then sells (or shorts) $60 of securities and purchases $120 of securities, the Fund would have a net equity market exposure of 60% (120% long positions less 60% short positions) and a gross equity market exposure of 180% (120% long positions plus 60% short positions). This example is for explanatory purposes only and is not intended to indicate the Fund's anticipated or actual market exposures at any time.

The Adviser seeks to maintain the Absolute 500 Fund's net equity market exposure below 70%, but plans to maintain a positive net equity market exposure in most market environments. The Adviser expects that the Absolute 500

Fund's gross equity market exposure will generally be below 250%.

The Adviser seeks to maintain the Enhanced Fund's net equity exposure in the range of approximately 70 – 100% and expects that the Enhanced Fund's gross equity market exposure will generally not exceed 250%. With respect to the Neutral Fund, the Adviser seeks to maintain the Neutral Fund's net equity exposure in the range of approximately 0% – 25%.

While each Fund will be managed according to the Adviser's investment methodology, the holdings and performance of the Funds are expected to differ. Such differences may be the result of various factors, including, varying gross and net exposure levels, asset flows, the universe of stocks each Fund chooses from (including the relevant market capital spectrum) and other factors determined relevant by the Adviser.

Each Fund will primarily invest in equity and equity-related securities. Equity securities include common and preferred stocks. Equity-related securities include convertible bonds, convertible preferred stock, warrants and rights. The Funds will generally invest in U.S. common stocks, but may also invest in other equity and equity-related securities of both U.S. issuers and foreign issuers.

Each Fund will take short positions by engaging in short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part or for which liquid assets have been segregated). A short sale on an individual security typically involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the seller to the risk that it will be required to acquire securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss. When making a short sale, a Fund must segregate liquid assets equal to (or otherwise cover or offset) its obligations under the short sale. As the seller of a short position, a Fund generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. The Funds record interest or dividend expense on its liabilities with respect to securities sold short.

Each Fund may invest in shares of exchange-traded funds or "ETFs" whose underlying investments are consistent with its respective investment objective. Although the use of ETFs is not a principal investment strategy of the Funds, the Funds typically invest in ETFs in order to manage cash. ETFs are registered investment companies whose shares are publicly

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traded on a securities exchange and track a securities market index. As a shareholder in an investment company, a Fund would bear its pro-rata portion of an ETF's expenses, including advisory fees, in addition to its own expenses. Although the Investment Company Act of 1940 (the "1940 Act") limits investments by registered investment companies in the securities of other investment companies, registered investment companies, including the Funds, are permitted to invest in certain ETFs beyond the limits set forth in the 1940 Act, subject to certain terms and conditions including entering into an agreement with such ETF. Investments in ETFs are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF holds. ETFs are also subject to certain additional risks, including, the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and the risk of trading in an ETF halting due to market conditions or other reasons, based on the policies of the exchange upon which the ETF trades. In addition, a Fund may bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of a Fund's expenses, such Fund's shareholders may also indirectly bear similar expenses of an ETF.

In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, a Fund may also temporarily hold all or a larger than normal portion of its assets in U.S. Government securities, money market funds, cash or cash equivalents. The Adviser will determine when market conditions warrant temporary defensive measures. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy and, as a result, there is no assurance that a Fund will achieve its investment objective.

RISKS

The following is a list of certain principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Fund's SAI:

•  Equity Securities Risk (All Funds): Equity securities are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. Equity holders are subordinate to all other claims on a company's assets including debt holders; therefore, a Fund could lose money if a company in which it invests becomes financially distressed.

•  Market Risk (All Funds): The Funds are subject to market risk — the risk that securities markets and individual securities will increase or decrease in value. Market risk applies to every market and every security. Security prices may fluctuate widely over short or extended periods in response to market or economic news and conditions, and securities markets also tend to move in cycles. If there is a general decline in the securities markets, it is possible your investment may lose value regardless of the individual results of the companies in which a Fund invests. The magnitude of up and down price or market fluctuations over time is sometimes referred to as "volatility," which, at times, can be significant. In addition, different asset classes and geographic markets may experience periods of significant correlation with each other. As a result of this correlation, the securities and markets in which a Fund invests may experience volatility due to market, economic, political or social events and conditions that may not readily appear to directly relate to such securities, the securities' issuer or the markets in which they trade.

•  Value Style Risk (All Funds): The Adviser intends to buy securities, on behalf of a Fund, that it believes are undervalued and short securities it believes are overvalued. Investing in "value" stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the companies' true business values or because the Adviser misjudges those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods. Conversely, a Fund will short securities the Adviser believes are overvalued. This presents the risk that a stock's value may not decrease to what the Adviser believes is its true market values because the market fails to recognize what the Adviser considers to be the company's value, because the Adviser misjudges those values or because the Adviser is required to purchase the security before its investment thesis could be realized.

•  Short Sale Risk (All Funds): Short sales are transactions in which a Fund sells a security it does not own, with the goal of purchasing the security at a later date at a lower price. When affecting a short sale, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and

25

buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. A Fund also is required to earmark other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity.

  A Fund's investment performance also may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. When a Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in its financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that a Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause a Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. A Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions earlier than it had expected.

  Until a Fund replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. A Fund's ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, a Fund must maintain sufficient liquid assets, marked-to-market daily, to cover the borrowed securities obligations. This may limit a Fund's investment flexibility, as well as its ability to meet other current obligations.

•  Leverage (All Funds): Each Fund will utilize leverage in its investment program. The use of leverage allows a Fund to make additional investments, thereby increasing its exposure to assets, such that their total assets may be greater than its capital. However, leverage also magnifies the volatility of changes in the value of a Fund's portfolio. The effect of the use of leverage by a Fund in a market that moves adversely to its investments could result in substantial losses to such Fund, which would be greater than if the Fund were not leveraged.

  The short sale proceeds utilized by a Fund to leverage investments are collateralized by all or a portion of such Fund's portfolio. Accordingly, each Fund will pledge its securities in order to borrow or otherwise obtain leverage for investment or other purposes. Should the securities pledged to brokers to secure a Fund's margin accounts decline in value, such Fund could be subject to a "margin call," pursuant to which the Fund must either deposit additional funds or securities with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. The banks and dealers that provide financing to the Funds can apply essentially discretionary margin. Changes by counterparties in the foregoing may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that the Funds will be able to secure or maintain adequate financing. The utilization of short sale proceeds for leverage will cause the Funds to be subject to fees, transaction and other costs.

•  Database Errors: The investment strategy used by the Adviser relies on proprietary databases and

26

third-party data sources. Data entries made by the Adviser's team of financial analysts may contain errors, as may the database system used to store such data. Any errors in the underlying data sources, data entry or database may result in a Fund acquiring or selling investments based on incorrect information. When data proves to be incorrect, misleading, flawed or incomplete, any decisions made in reliance thereon expose the Funds to potential risks. For example, by relying on such data the Adviser may be induced to buy or sell certain investments it would not have if the data was correct. As a result, the Funds could incur losses or miss out on gains on such investments before the errors are identified and corrected.

•  Systems Risks: The Funds depend on the Adviser to develop and implement appropriate systems for its activities. The Adviser relies extensively on computer programs and systems to implement its strategies, to trade, clear and settle securities transactions, to monitor the Funds' portfolios, and to generate risk management and other reports that are critical to the Adviser's activities. These programs or systems may be subject to certain defects, failures or interruptions, including, but not limited to, those caused by incorrect programming, software viruses and power failures. There can be no guarantee that such defects will be identified in time to avoid a material adverse effect on a Fund. For example, such failures could cause the Adviser to be induced to buy or sell certain investments they would not have if the failure had not occurred.

•  Small and Mid-Cap Securities Risk (Absolute Return Fund, Enhanced Fund and Neutral Fund): Investments in small and mid cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes, and as a result, may be less liquid than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short-term. Further, because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

•  Portfolio Turnover Risk (All Funds): A Fund may sell its securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in a Fund's best interest to do so. In addition, it is anticipated that each Fund will frequently adjust the size of its long and short positions. These transactions will increase a Fund's "portfolio turnover" and the Fund may experience a high portfolio turnover rate. High turnover rates generally result in higher brokerage costs to a Fund and in higher net taxable gain for shareholders, and may reduce a Fund's returns.

•  Securities Lending Risk (All Funds): A Fund may make secured loans of its portfolio securities in an amount not exceeding 33 1/3% of the value of such Fund"s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially, including possible impairment of a Fund's ability to vote the securities on loan. If a loan is collateralized by cash, a Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that represents a portion of the Fund's earnings on the collateral or that represents a finance charge on the value of the collateral. Because a Fund may use collateral to purchase any investments in accordance with its investment objective, a Fund's securities lending transactions may result in investment leverage. A Fund bears the risk that the value of investments made with collateral may decline. A Fund bears the risk of total loss with respect to the investment of collateral.

  Voting rights or rights to consent with respect to the loaned securities pass to the borrower. A Fund may have the right to call loans at any time on reasonable notice, and it will do so in order for the securities to be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the Fund's investment. However, a Fund bears the risk of delay in the return of the security, impairing such Fund's ability to vote on such matters. The Adviser may retain lending agents on behalf of a Fund that are compensated based on a percentage of a Fund's return on its securities lending. A Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.

Disclosure of Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the Fund's SAI, which is available, free of charge, by calling (877) 974-6852 and on the Funds' website at www.Gothamfunds.com. The SAI may also be viewed or downloaded, free of charge, from the EDGAR database on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

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MORE INFORMATION ABOUT MANAGEMENT OF THE FUNDS

The Board of Trustees of the Trust supervises the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER

Gotham is a registered investment adviser located at 535 Madison Avenue, 30th Floor, New York, New York 10022. Gotham is a value-oriented investment firm managing long/short and long-only investment strategies. In addition to serving as the investment adviser to the Funds, Gotham provides portfolio management services to other mutual funds, private funds and separately managed accounts. As of July 1, 2015, Gotham had approximately $9.2 billion in net assets under management. Gotham, subject to the general oversight of the Trust's Board of Trustees, has overall responsibility for directing the investments of each Fund in accordance with its investment objective, policies and limitations. Gotham is entitled to receive an investment advisory fee of 2.00% of each Fund's average net assets. During the fiscal year ended April 30, 2013, after taking into account the contractual expense limitation/reimbursement the Adviser received 2.00% (expressed as a percentage of average net assets) from the Absolute Return Fund, Absolute 500 Fund, Enhanced Fund and Neutral Fund.

A discussion of the basis for the Board of Trustees' approval of the investment management contract between the Adviser and the Trust, on behalf of the Absolute Return Fund, Absolute 500 Fund, Enhanced Fund and Neutral Fund, is available in the Funds' semi-annual report to shareholders for the six months ended October 31, 2014. The Adviser will experience conflicts of interest in connection with the management of the Funds, relating to: (i) the allocation of the Adviser's time and resources between the Funds and other investment activities and clients; (ii) the allocation of investment opportunities by the Adviser and its affiliates among its different clients; (iii) compensation to the Adviser; (iv) the formation of additional investment funds by the Adviser; (v) differing recommendations given by the Adviser to the Funds versus other clients; and (vi) restrictions on the Adviser's use of "inside information" with respect to potential investments by the Funds. In addition, the Funds are subject to restrictions imposed by the 1940 Act. Private funds and accounts advised by the Adviser are not subject to these restrictions. For these and other reasons, a Fund's performance may differ significantly from the results achieved by other accounts. The Funds' SAI provides additional information about conflicts of interest.

PORTFOLIO MANAGERS

Joel Greenblatt, Co-Chief Investment Officer & Portfolio Manager, serves as a Managing Principal and Co-Chief Investment Officer of Gotham Asset Management, LLC, the successor to the investment advisory business of Gotham Capital, an investment firm he founded in 1985. Since 1996, he has been a professor on the adjunct faculty of Columbia Business School where he teaches "Value and Special Situation Investing." Mr. Greenblatt is a director of Pzena Investment Management, Inc., a global investment management firm. He formerly served on the Investment Boards of the University of Pennsylvania and the UJA Federation. Mr. Greenblatt is the author of You Can Be A Stock Market Genius (Simon & Schuster, 1997), The Little Book that Beats the Market (Wiley, 2005), The Little Book that Still Beats the Market (Wiley, 2010), and The Big Secret for the Small Investor (Random House, 2011). He was the Chairman of the Board (1994 – 1995) and a board member (1994 – 2000) of Alliant Techsystems, a NYSE-listed aerospace and defense contractor. He holds a BS (1979), summa cum laude, and an MBA (1980) from the Wharton School of the University of Pennsylvania.

Robert Goldstein, Co-Chief Investment Officer & Portfolio Manager, serves as a Managing Principal and Co-Chief Investment Officer of Gotham Asset Management, LLC, the successor to the investment advisory business of Gotham Capital, which he joined in 1989. Mr. Goldstein also founded and served as Managing Partner (1989 – 1997) of Metropolis Partners, a value and special situation investment partnership managing capital on behalf of institutions and wealthy individuals. Mr. Goldstein briefly served on the Executive Committee of the Board of Directors of Old Guard Group, Inc., a publicly-traded insurance company, prior to its being acquired by the Westfield Companies in 2000. He holds a BA (1988), magna cum laude, from Tufts University.

The Fund's SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of Fund shares.

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SHAREHOLDER INFORMATION

PRICING OF SHARES

The price of each Fund's shares is based on its NAV. The NAV per share of a Fund is calculated as follows:

Each Fund's NAV per share is calculated once daily as of the close of regular trading on the Exchange (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

Each Fund's equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser's fair valuation determinations will be reviewed by the Trust's Valuation Committee. The Trust's policy is intended to result in a calculation of each Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to each Fund's procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of a Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which a Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust's fair value procedures. This may occur particularly with respect to certain foreign securities held by a Fund, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the value of those securities as of the time a Fund's NAV is calculated. Other events that can trigger fair valuing of foreign securities include, for example, (i) events impacting a single issuer, (ii) governmental actions that affect securities in one sector or country, (iii) natural disasters or armed conflict, or (iv) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

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PURCHASE OF SHARES

Shares are offered on a continuous basis by Foreside Funds Distributors LLC (the "Underwriter") and are sold without any sales charges. Purchase orders are effected at the NAV next computed after a Fund has received your purchase order. Purchase orders placed through a financial intermediary will be deemed to have been received and accepted by a Fund when the financial intermediary accepts the order.

The minimum initial investment in shares in each Fund is $250,000. Additional investments in a Fund may be made in the amount of $5,000. The minimum initial investment and additional investment requirement may be waived for persons including, without limitation clients of the Adviser or its affiliates, trustees/directors, officers and employees of the Adviser and its affiliates or the Trust and their spouses, parents and children. You may purchase shares as specified below.

Sales of a Fund's shares are not subject to a front-end sales charge or a Rule 12b-1 fee. Shares are available to individuals, corporations and other institutions such as trusts, endowments, foundations or broker-dealers purchasing for the accounts of others who can meet the required investment minimum. If you purchase shares through an institutional organization, you may be charged a transaction-based fee or other fee for the services of such organization. If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through a Fund), certain policies and fees regarding your investment in the Funds may be different than those described in this prospectus. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares.

TO OPEN AN ACCOUNT DIRECTLY WITH A FUND

By Mail

You may purchase shares by sending a check drawn on a U.S. bank payable to a Fund along with a completed application. The application may be found at www.Gothamfunds.com. If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, a Fund may withhold payment on any redemption until it is reasonably satisfied that the funds are collected (which can take up to 15 business days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any loss or fees incurred in that transaction. Please make sure your check is for at least $250,000. Send the check and application to:

Regular Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722
(877) 974-6852

The Funds will only accept checks drawn on U.S. currency on domestic banks. The Funds will not accept any of the following: cash or cash equivalents, money orders, traveler's checks, cashier's checks, bank checks, official checks and treasurer's checks, payable through checks, third party checks and third party transactions.

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Please contact the Adviser at (212) 319-4100 for more information or visit www.Gothamfunds.com.

By Wire

To make a same-day wire investment, call Shareholder Services toll-free at (877) 974-6852 before 4:00 p.m. Eastern time for current wire instructions. An account number will be assigned. Please make sure your wire is for at least $250,000. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive the day's price per share. Your bank may charge a wire fee.

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TO ADD TO AN ACCOUNT DIRECTLY WITH A FUND

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Please make sure your check is for at least $5,000. Mail the slip and your check to:

Regular Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722

By Wire

Please call Shareholder Services toll-free at (877) 974-6852 for current wire instructions. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Your bank may charge a wire fee. Please make sure your wire is for at least $5,000.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House ("ACH"). To have this option added to your account, please send a letter to the Funds requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.

Online at Gothamfunds.com

Current shareholders with accounts held directly with a Fund may purchase additional shares at www.Gothamfunds.com.

Purchase Price

Purchase orders received by the transfer agent before the close of regular trading on the Exchange on any business day will be priced at the NAV that is determined as of the close of trading on the Exchange. Purchase orders received in good order after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following business day. "Good order" means that the purchase request is complete and includes all accurate required information. Purchase requests not in good order may be rejected.

Financial Intermediaries

You may purchase shares of the Funds through a financial intermediary who may charge additional fees for other services and may require higher minimum investments or impose other limitations on buying and selling shares of the Fund. "Financial intermediaries" include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by a Fund when the financial intermediary accepts the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Funds. Customer orders will be priced at a Fund's NAV next computed after they are accepted by an authorized broker or the broker's authorized designee. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. Consult your investment representative for specific information or visit www.Gothamfunds.com.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

Networking and Sub-Transfer Agency Fees. The Funds or Adviser may also directly enter into agreements with "financial intermediaries" pursuant to which they will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of "street name" or omnibus accounts and related sub-accounting, record keeping and

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administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 distribution or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by a Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may vary from amounts paid to the Trust's transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or its service providers to determine whether such intermediary is providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries. The Adviser and, from time to time, affiliates of the Adviser, if applicable, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. These additional cash payments are payments over and above sales communications or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of a Fund's shares in communications with a financial intermediaries' customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of a Fund's shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders' fees or referral fees that vary depending on the Funds and dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of a Fund's shares or particular class of shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund's shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Funds may use financial firms that sell the Funds' shares to effect portfolio transactions for the Funds, the Funds and the Adviser will not consider the sale of a Fund's shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled "Additional Compensation to Financial Intermediaries" located in the SAI.

Rights Reserved by the Funds

The Funds reserve the right to:

•  reject any purchase order;

•  suspend the offering of shares;

•  vary the initial and subsequent investment minimums;

•  waive the minimum investment requirement for any investor; and

•  redeem accounts with balances below the minimum after 30 days' written notice.

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Market Timing and Frequent Trading Policy

The Funds discourage frequent purchases and redemptions, and the Board of Trustees has adopted policies and procedures consistent with such position. The Funds are not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of a Fund in an effort to anticipate changes in market prices of their investment portfolio is generally referred to as "market timing." Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Fund. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in a Fund engaging in activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the NAV of a Fund does not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to a Fund and its shareholders, each Fund (i) charges a redemption fee of 1.00% on shares redeemed within ninety (90) days of purchase, and (ii) reserves the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons a Fund believes are engaging in similar trading activity that, in the judgment of the Funds or the Adviser, may be disruptive to the Funds. The Funds will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter marking timing and other excessive trading activity are permitted that would harm the Funds and its shareholders or would subordinate the interests of the Funds and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Funds' Chief Compliance Officer ("CCO") reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Funds in order to assess the likelihood that the Funds may be the target of market timing or similar trading practices. If, in its judgment, a Fund or the Adviser detects excessive, short-term trading, such Fund may reject or restrict a purchase request and may further seek to close an investor's account with such Fund. The Funds may modify their procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Each Fund will apply its procedures in a manner that, in the Fund's judgment, will be uniform.

There is no guarantee that the Funds or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of a Fund for an "omnibus" account, in nominee name or on behalf of another person, the Trust will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide a Fund access, upon request, to information about underlying shareholder transaction activity in these accounts. If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an "omnibus" account, in nominee name or on behalf of another person. If necessary, a Fund may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in a Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by a Fund. If a financial intermediary fails to enforce a Fund's excessive trading policies, such Fund may take certain actions, including terminating the relationship.

REDEMPTION OF SHARES

You may "redeem" or sell your shares on any day the Exchange is open, either directly through the Funds' transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. "Good order" means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary. The Fund charges a redemption fee of 1.00% on proceeds of shares redeemed within 90 days following their acquisition (see "Redemption Fee").

Redemption Fee

Each Fund charges a redemption fee of 1.00% on proceeds redeemed within 90 days following their acquisition. The redemption fee will be calculated as a percentage of the NAV of total redemption proceeds. Those shares held the longest will be treated as being redeemed first and the shares held shortest as being redeemed last. The fee will be paid directly to a Fund from which the shares are redeemed or exchanged and is intended to offset the trading costs, market impact and

33

other costs associated with short-term money movements in and out of such Fund. The Funds are not intended to accommodate short-term trading.

The 1.00% redemption fee will not be charged on the following transactions:

1.  Redemptions on shares held through retirement plans (including, without limitation, those maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified plans), unless the plan has the systematic capability of assessing the redemption fee at the participant or individual account level;

2.  Redemptions requested following (a) the death of a shareholder, or (b) the post-purchase "disability" or "hardship" (as such terms are defined by the Code or the rules and regulations thereunder) of the shareholder or as required by law (i.e., a divorce settlement) provided that such death, disability, hardship or other event (i.e., divorce settlement) occurs after the shareholder's account was established with the Fund;

3.  Redemptions initiated by a Fund (e.g., for failure to meet account minimums, to pay account fees funded by share redemptions, in the event of the liquidation of such Fund);

4.  Shares acquired through the reinvestment of distributions (dividends and capital gains);

5.  Redemptions in omnibus accounts where redemptions cannot be tracked to the individual shareholder;

6.  Redemptions by certain funds of funds and certain comprehensive fee programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries; and

7.  Redemptions for systematic withdrawal plans.

All orders to sell shares of one fund advised by the Adviser and purchase shares of another fund advised by the Adviser will be subject to any redemption fee applicable to the shares sold and any holding period and redemption fee applicable to the shares purchased.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. A Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when: (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of a Fund's shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. A Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder's account will be charged for any loss. The Funds reserve the right to reject any third party check. The Trust reserves the right to make a "redemption in kind" payment in portfolio securities rather than cash.

TO REDEEM FROM YOUR ACCOUNT HELD DIRECTLY WITH A FUND

By Mail

To redeem your shares by mail:

•  Write a letter of instruction that includes the name of the applicable Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•  Include all signatures and any additional documents that may be required.

•  Mail your request to:

Regular Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029

Overnight Mail:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581-1722
(877) 974-6852

•  A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

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•  The Funds may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

•  The Funds requires a medallion signature guarantee if the written redemption exceeds $100,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person or payee other than the account owner of record.

By Telephone

To redeem your shares by telephone, call toll-free (877) 974-6852. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the fund account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Funds and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Funds nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, a Fund transmits the payment only on days that the commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Funds and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. Each Fund reserves the right to refuse a wire redemption if it believes that it is advisable to do so. If you redeem your shares by wire transfer, BNY Mellon Investment Servicing charges a fee of $10.00 for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. BNY Mellon Investment Servicing does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

In order to authorize the transfer agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a medallion signature guarantee. A signature and a medallion signature guarantee are required for each person in whose name the account is registered. Further documentation may be required for a redemption request or to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

Online

Current shareholders with accounts held directly with a Fund may purchase or redeem shares at www.Gothamfunds.com.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, a Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Funds reserve the right to reject any redemption request for shares recently purchased by check that has not cleared, and a Fund may require that a subsequent request be submitted. A Fund may charge a redemption fee of 1.00% on proceeds redeemed within 90 days following their acquisition (see "Redemption of Shares — Redemption Fee").

EXCHANGE OF SHARES

You may exchange all or a portion of your shares in a Gotham Fund (Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Return Fund, Gotham Enhanced 500 Fund, Gotham Index Plus Fund, Gotham Neutral Fund and Gotham Total Return Fund) for shares in another Gotham Fund, up to four times per year, and not more frequently than once in any month. An exchange means that you purchase shares of a Fund using the proceeds from the simultaneous redemption of your shares in another Fund. Redemption and purchase of shares through an exchange will be effected at the NAV per share next determined after the transfer agent receives your exchange request. An exchange will be treated as a sale for

35

Federal income tax purposes. See "More Information about Taxes" for a discussion of the tax consequences of an exchange of shares in one Fund for shares in a different Fund.

Exchange transactions will be subject to the requirements of the particular Fund into which the exchange is desired to be made, including the investment minimum. Exchange transactions will be subject to a Fund's redemption fee of 1.00% on proceeds redeemed within 90 days following their acquisition, whether acquired through purchase or exchange (with the exception of shares acquired through the reinvestment of dividends and/or capital gain distributions).

The exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of a Fund and increase transaction costs, the Funds have established that shareholders are entitled to four (4) exchange redemptions per year, and not more frequently than once in any month. Notwithstanding the foregoing, the Funds reserve the right to reject any purchase request (including exchange purchases from another Fund) that is deemed to be disruptive to efficient portfolio management.

To obtain more information about exchanges, or to place exchange orders, contact the transfer agent, or, if your shares are held in an account with a financial intermediary, contact the financial intermediary. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification.

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day's NAV. Orders received after the close of regular trading of the Exchange will be executed the following day, at that day's NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through a Fund), certain policies and fees regarding your investment in the Funds may be different than those described in this prospectus. Financial intermediaries and nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to a Fund. You will not be charged any additional fees by a Fund (other than those described in this prospectus) if you purchase or redeem shares of a Fund directly through such Fund's transfer agent, BNY Mellon Investment Servicing.

Account Minimum

You must keep at least $100,000 worth of a Fund's shares in your account to keep the account open. If, after giving you 30 days' prior written notice, your account value is still below $100,000 due to your redemptions (not including market fluctuations), a Fund may redeem your shares and send you a check for the redemption proceeds. The account minimum may be waived for persons including clients of the Adviser or its affiliates, trustees/directors, officers and employees of the Adviser and its affiliates or the Trust and their spouses, parents and children.

Medallion Signature Guarantees

The Funds may require additional documentation for the redemption of corporate, partnership or fiduciary accounts or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the address of record has changed within the past 30 days, the proceeds are to be paid to a person or payee which is different from the address or payee information the Funds have on record, or if the written redemption exceeds $100,000.

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When a Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call Shareholder Services toll-free at (877) 974-6852 for further information on obtaining a proper medallion signature guarantee.

Customer Identification Program

Federal law requires a Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with a Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Funds reserve the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Fund, or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. A Fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call Shareholder Services toll-free at (877) 974-6852.

SHAREHOLDER SERVICES

Your Account with a Fund

If you have questions about your account, including purchases, redemptions, and distributions, call Shareholder Services from Monday through Friday, 9:00 a.m. to 5:00 p.m., Eastern time. Call toll-free at (877) 974-6852.

Account Statements

The Funds provide you with these helpful services and information about your account:

•  a confirmation statement after every transaction;

•  monthly account statements reflecting transactions made during the month;

•  an annual account statement reflecting all transactions for the year; and

•  tax information, after the end of each year, a copy of which will also be filed with the Internal Revenue Service ("IRS"), if necessary.

Financial statements with a summary of portfolio composition and performance will be mailed at least twice a year.

The Funds provide the above shareholder services without charge, but may charge for special services such as requests for historical transcripts of accounts.

Delivery of Shareholder Documents

To reduce expenses, the Funds mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (877) 974-6852 or, if your shares are held through a financial institution, please contact the financial institution directly. A Fund will begin sending you individual copies within 30 days after receiving your request.

37

DISTRIBUTIONS

Dividends from net investment income and distributions of net capital gain, if any, are declared and paid annually to you. The Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized. The amount of any distribution will vary and there is no guarantee that the Fund will pay either a dividend or a capital gain distribution.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued. If you invest in the Fund shortly before the ex-dividend date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

MORE INFORMATION ABOUT TAXES

The tax information in this prospectus is provided only for general information purposes and only for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General. The Funds intend to qualify annually to be treated as a regulated investment company (a "RIC") under the Code. As such, each Fund will not be subject to federal income tax on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions provided in the Code one of which is to distribute to its shareholders substantially all of its income and gains each year. If for any taxable year a Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and will be subject to tax on a graduated basis at the corporate tax rates then in effect; and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the non-corporate shareholder long-term capital gain rate for "qualified dividend income" and ordinary rates for all other distributions, except for those treated as a return of capital.

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Fund shares shortly before the Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid "buying a dividend," check the Fund's distribution schedule before you invest.

Ordinary Income. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by a Fund as "qualified dividend income" are eligible for the long-term capital gains tax rates. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains (based on a Fund's holding period) for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital

38

loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends, if any, received by the shareholder with respect to such shares.

Returns of Capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Medicare Contribution Tax. Under current law, U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly and $125,000 if married and filing separately) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains. If applicable, the tax will be imposed on the lesser of the individual's (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately).

IRAs and Other Tax-Qualified Plans. One major exception to these tax principles is that a distribution on or the sale or exchange of shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless the shares were acquired with borrowed funds.

Tax Risks of Investing in the Fund. One of the requirements for favorable tax treatment as a RIC under the Code is that the Funds derive at least 90% of their gross income from certain qualifying sources of income. On December 16, 2005, the IRS issued Revenue Ruling 2006-1, which held that income from certain derivative swap securities is not qualifying income; accordingly the Funds' ability to utilize certain derivative swap securities as part of their investment strategy will be limited to a maximum of 10% of its gross income. This limitation, however, will not protect the Funds against the risk of losing its RIC status should any other income be reclassified as non-qualifying income or from any commodity related income that is not qualifying income. Revenue Ruling 2006-31 clarifies the holding of Revenue Ruling 2006-1 by providing that income from certain carefully structured alternative instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. Prior to July 2011, the IRS issued private letter rulings in which it concluded that income from certain commodity index-linked notes is qualifying income and that income derived from subsidiaries similar to the Subsidiary will be qualifying income whether received in the form of current distributions or as undistributed subpart F income. In July 2011, the IRS announced that it would no longer issue private letter rulings regarding whether income from subsidiaries similar to the Subsidiary is qualifying income. Public statements of IRS officials indicate that the IRS is reviewing its positions underlying these private letter rulings. It is not known as of the date of this Prospectus whether the IRS will resume issuing private letter rulings, issue more broadly applicable guidance or change its position underlying the issuance of such rulings. There is no authority directly addressing some of the issues of law considered in these rulings. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or, if the IRS did so, that a court would not sustain, such contrary positions. If the IRS were to change its position on some or all of these issues, and if such contrary positions were upheld, the Funds might cease to qualify as RICs. A private letter ruling may only be relied upon by the taxpayer to whom it was provided and the IRS is not bound by any private letter ruling in making an assessment against any other taxpayer. The Funds do not plan to seek a private letter ruling. Therefore, to the extent the Funds invest directly in commodity-index-linked derivative instruments or in the Subsidiary, the IRS may contest the Funds' characterization of the income produced by such assets as qualifying income which, if successful, could cause the Funds to fail to qualify as RICs. The Funds and their Adviser plan to direct investments of the Funds' assets in conformance with Revenue Ruling 2006-31, IRS guidance, and the advice of counsel.

Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in a Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. The Funds are required to withhold 30% tax on certain payments made to foreign entities that do not qualify for reduced withholding rates under a treaty and do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S.

39

shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in a Fund.

Basis Reporting and Holding Periods. A shareholder is responsible for tracking the tax basis and holding periods of the shareholder's shares in a Fund for federal income tax purposes. However, RICs, such as the Funds, must report cost basis information to you and the Internal Revenue Service when a shareholder sells or exchanges shares that are not in a tax deferred retirement account. The Funds will permit shareholders to elect from among several IRS accepted cost basis methods.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes and distributions paid by a Fund during the prior taxable year.

Important Tax Reporting Considerations. For shares of a Fund redeemed, your financial intermediary or the Fund (if a shareholder holds the shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the IRS. This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Fund's shares purchased after January 1, 2012 unless the shareholder instructs the Funds in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designates SLID as the shareholder's tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding these considerations is included in the Funds' SAI. You are urged and advised to consult your own tax adviser regarding the effects of an investment in a Fund on your tax situation.

40

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's performance through its most recent fiscal year ended April 30, 2015. Effective May 1, 2015, the Funds changed their fiscal year end to September 30. The total returns in the table represent the rate at which an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, whose report, along with such Funds' financial statements, is included in the Annual Report for the Absolute Return Fund, Absolute 500 Fund, Enhanced Fund and Neutral Fund for the period ended April 30, 2015 ("2015 Annual Report"). The 2015 Annual Report is incorporated by reference into the Funds' SAI and is available upon request by calling (877) 974-6852 or on the Funds' website at www.Gothamfunds.com.

Gotham Absolute Return Fund

	Institutional Class
	For the Fiscal Year Ended April 30, 2015	For the Fiscal Year Ended April 30, 2014	For Period Ended April 30, 2013*
Per Share Operating Performance
Net asset value, beginning of year/period	$13.45	$11.40	$10.00
Net investment loss[1]	(0.10)	(0.16)	(0.08)
Net realized and unrealized gain on investments	0.43	2.77	1.53
Total from investment operations	0.33	2.61	1.45
Dividends and distributions to shareholders from:
Net investment income	—	—	(0.01)
Net realized capital gains	(0.24)	(0.56)	(0.05)
Total Distributions	(0.24)	(0.56)	(0.06)
Redemption fees	0.00[4]	0.00[4]	0.01
Net asset value, end of year/period	$13.54	$13.45	$11.40
Total investment return[2]	2.44%	23.21%	14.67%
Ratios/Supplemental Data
Net assets, end of year/period (000's omitted)	$3,657,763	$1,550,210	$53,680
Ratio of expenses to average net assets with waivers, reimbursements and recoupments, if any (including dividend interest expense)	2.81%	2.98%	3.24%[5]
Ratio of expenses to average net assets with waivers, reimbursements and recoupments, if any (excluding dividend and interest expense)	2.15%	2.20%	2.25%[5]
Ratio of expenses to average net assets without waivers, expense reimbursements and recoupments, if any[3]	2.81%	2.96%	4.18%[5]
Ratio of net investment income to average net assets (including dividend interest expense)	(0.75)%	(1.23)%	(1.13)%[5]
Portfolio turnover rate	336.09%	399.16%	279.84%[6]

*  The Fund commenced operations on August 31, 2012.

1  The selected per share data was calculated using the average shares outstanding method for the period.

2  Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

3  During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated.

4  Amount is less than $0.005 per share.

5  Annualized.

6  Not Annualized.

41

Gotham Absolute 500 Fund

Institutional Class
For Period Ended April 30, 2015*
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment loss[1]	(0.09)
Net realized and unrealized gain on investments	0.78
Total from investment operations	0.69
Dividends and distributions to shareholders from:
Net investment income	—
Net realized capital gains	(0.23)
Total Distributions	(0.23)
Redemption fees	0.01
Net asset value, end of period	$10.47
Total investment return[2]	6.98%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$10,583
Ratio of expenses to average net assets with waivers, reimbursements and recoupments, if any (including dividend interest expense)	4.13%[4]
Ratio of expenses to average net assets with waivers, reimbursements and recoupments, if any (excluding dividend and interest expense)	2.25%[4]
Ratio of expenses to average net assets without waivers, expense reimbursements and recoupments, if any[3]	5.92%[4]
Ratio of net investment income to average net assets (including dividend interest expense)	(1.15)%[4]
Portfolio turnover rate	327.45%[5]

*  The Fund commenced operations on July 31, 2014.

1  The selected per share data was calculated using the average shares outstanding method for the period.

2  Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

3  During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated.

4  Annualized.

5  Not Annualized.

42

Gotham Enhanced Return Fund

	Institutional Class
	For the Fiscal Year Ended April 30, 2015	For Period Ended April 30, 2014*
Per Share Operating Performance
Net asset value, beginning of period	$12.39	$10.00
Net investment loss[1]	(0.04)	(0.07)
Net realized and unrealized gain on investments	0.97	2.96
Total from investment operations	0.93	2.89
Dividends and distributions to shareholders from:
Net investment income	—	—
Net realized capital gains	(0.94)	(0.50)
Total Distributions	(0.94)	(0.50)
Redemption fees	0.00[4]	0.00[4]
Net asset value, end of period	$12.38	$12.39
Total investment return[2]	7.34%	29.36%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,558,078	$802,917
Ratio of expenses to average net assets with waivers, reimbursements and recoupments, if any (including dividend interest expense)	3.23%	3.54%[5]
Ratio of expenses to average net assets with waivers, reimbursements and recoupments, if any (excluding dividend and interest expense)	2.16%	2.25%[5]
Ratio of expenses to average net assets without waivers, expense reimbursements and recoupments, if any[3]	3.23%	3.54%[5]
Ratio of net investment income to average net assets (including dividend interest expense)	(0.31)%	(0.63)%[5]
Portfolio turnover rate	274.67%	364.77%[6,7]

*  The Fund commenced operations on May 31, 2013.

1  The selected per share data was calculated using the average shares outstanding method for the period.

2  Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

3  During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated.

4  Amount is less than $0.005 per share.

5  Annualized.

6  Not Annualized.

7  Portfolio turnover excludes the purchase and sales of the Formula Investing U.S. Value 1000 Fund and the Formula Investing U.S. Value Select Fund. If these transactions were included, portfolio turnover would have been higher.

43

Gotham Neutral Fund

	Institutional Class
	For the Fiscal Year Ended April 30, 2015	For Period Ended April 30, 2014*
Per Share Operating Performance
Net asset value, beginning of period	$11.21	$10.00
Net investment loss[1]	(0.12)	(0.12)
Net realized and unrealized gain/loss	(0.43)	1.37
Total from investment operations	(0.55)	1.25
Dividends and distributions to shareholders from:
Net investment income	—	—
Net realized capital gains	(0.24)	(0.04)
Total Distributions	(0.24)	(0.04)
Redemption fees	0.00[4]	0.00[4]
Net asset value, end of period	$10.42	$11.21
Total investment return[2]	(5.00)%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$932,434	$228,472
Ratio of expenses to average net assets with waivers, reimbursements and recoupments, if any (including dividend interest expense)	3.20%	3.43%[5]
Ratio of expenses to average net assets with waivers, reimbursements and recoupments, if any (excluding dividend and interest expense)	2.18%	2.25%[5]
Ratio of expenses to average net assets without with waivers, expense reimbursements and recoupments, if any[3]	3.19%	3.75%[5]
Ratio of net investment income to average net assets (including dividend interest expense)	(1.11)%	(1.64)%[5]
Portfolio turnover rate	377.72%	191.65%[6]

*  The Fund commenced operations on August 30, 2013.

1  The selected per share data was calculated using the average shares outstanding method for the period.

2  Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

3  During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as indicated.

4  Amount is less than $0.005 per share.

5  Annualized.

6  Not Annualized.

44

GOTHAM FUNDS

of

FundVantage Trust

(877) 974-6852

FOR MORE INFORMATION

For additional information about the Funds, the following documents are available free upon request or can be accessed at www.Gothamfunds.com:

Annual/Semi-Annual Reports

These reports contain additional information about the Funds' investments including performance data, information on the Funds' portfolio holdings and operating results for the most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. The Funds' annual and semi-annual reports are available, free of charge, by calling (877) 974-6852 or on the Funds' website at www.Gothamfunds.com.

Statement of Additional Information (SAI)

The SAI provides additional technical and legal descriptions of the Funds' policies, investment restrictions, risks and business structure, including a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities holdings. The information in the SAI, as supplemented from time to time, is incorporated into this prospectus by this reference. This means that the SAI, for legal purposes, is part of this prospectus. The SAI is available, free of charge, by calling (877) 974-6852 or on the Funds' website at www.Gothamfunds.com.

Shareholder Inquiries

Copies of these documents and answers to questions about the Funds, including information on how to purchase or redeem Fund shares, may be obtained free of charge by contacting:

Gotham Funds
FundVantage Trust
c/o BNY Mellon Investment Servicing
P.O. Box 9829
Providence, RI 02940-8029
(877) 974-6852
9:00 a.m. to 5:00 p.m. Eastern time

Securities and Exchange Commission

Reports and information about the Funds (including the SAI and annual and semi-annual reports) also may be viewed or downloaded, free of charge, from the EDGAR database on the SEC's website at http://www.sec.gov. Such information can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or, by writing the SEC's Public Reference Room, Washington, D.C., 20549-1520. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

The investment company registration number is 811-22027.

Gotham Absolute Return Fund

Institutional Class

GARIX

Gotham Absolute 500 Fund

Institutional Class

GFIVX

Gotham Enhanced Return Fund

Institutional Class

GENIX

Gotham Neutral Fund

Institutional Class

GONIX

of

FundVantage Trust

STATEMENT OF ADDITIONAL INFORMATION

August 1, 2015

This Statement of Additional Information (“SAI”) provides information about the Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund (each a “Fund” and collectively the “Funds”). Each Fund is a series of FundVantage Trust (the “Trust”).

This SAI is not a prospectus. It should be read in conjunction with the Funds’ current prospectus, dated August 1, 2015, as restated, amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. The Funds’ audited financial statements and the notes thereto, which are included in the Funds’ Annual Report to shareholders dated April 30, 2015, are incorporated into this SAI by reference. A copy of the Prospectus and annual reports to shareholders (when available) may be obtained without charge, upon request, by writing to the Funds at 4400 Computer Drive, Westborough, MA 01581-1722, or by calling the Funds at (877) 974-6852 or on the Funds’ website at www.Gothamfunds.com.

TABLE OF CONTENTS

General Information	1

Investment Policies	1

Disclosure of Portfolio Holdings	37

Investment Limitations	38

Trustees and Officers	40

Code of Ethics	45

Proxy Voting	45

Control Persons and Principal Holders of Securities	45

Investment Advisory Services	47

Portfolio Managers	49

Administration and Accounting Services	51

Additional Service Providers	52

Brokerage Allocation and Other Practices	52

Additional Compensation to Financial Intermediaries	54

Distribution of Shares	54

Capital Stock and Other Securities	55

Purchase, Redemption and Pricing of Shares	55

Dividends	56

Taxation of the Funds	56

Financial Statements	56

Appendix A — Description of Securities Ratings	A-1

Appendix B — Proxy Voting Policies	B-1

i

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on August 28, 2006. The Trust is a series trust authorized to issue separate series or classes of shares of beneficial interest. The Trust has established each Fund as a separate series of the Trust. Each Fund offers Institutional Class shares. Each Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Gotham Asset Management, LLC (“Gotham” or the “Adviser”) serves as investment adviser to the Funds.

INVESTMENT POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Funds.

BANK OBLIGATIONS. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

Subject to the Funds’ limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry (See “Investment Limitations”), there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

BORROWING. Each Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33-1/3% of the Fund’s total assets. A Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation or “earmarking” of assets determined in accordance with procedures adopted by the Board of Trustees, equal in value to the amount of the Fund’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

A Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A Fund typically will segregate or “earmark” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation or “earmarking” of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to 33-1/3% of a Fund’s total assets.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligation under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security. A Fund’s obligation under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations and other entities in order to finance their current operations.

COMMON STOCK. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, a Fund can lose money through its common stock investments.

CONVERTIBLE SECURITIES. The Funds may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

CORPORATE DEBT SECURITIES. A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for a Fund, or, if unrated, are in the Adviser’s opinion comparable in quality to corporate debt securities in which a Fund may invest.

Corporate income-producing securities may include forms of preferred or preference stock.  The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.” Standard & Poor’s Financial Services LLC (“S&P”) describes securities rated BBB as “regarded as having adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.” For securities rated BBB, Fitch Ratings Ltd. (“Fitch”) states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” For a discussion of securities rated below-investment grade, see “Below-Investment Grade Securities” below.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DEPOSITARY RECEIPTS. American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

DERIVATIVE INSTRUMENTS. In pursuing their individual objectives, the Funds may, to the extent permitted by their respective investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to interest rates, commodities and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that such instruments are consistent with a Fund’s investment objective.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

A Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage, offsetting positions in connection with transactions in derivative instruments or the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause such Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. If a Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated or “earmarked”) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if a Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if a Fund segregates or “earmarks” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if a Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

To the extent that the Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If the Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that over-the-counter options are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange traded options.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

A Fund may invest in futures contracts and options thereon (“futures options”) with respect to, but not limited to, interest rates, commodities and security or commodity indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies and it is expected that other futures contracts will be developed and traded in the future. A Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim for exclusion from the definition of “commodity pool operator” filed by the Trust with the National Futures Association (“NFA”), the Trust does not fall within the definition of “commodity pool operator” under the U.S. Commodity Exchange Act, as amended (“CEA”), in respect of the Funds, and thus, is not subject to registration or regulation as such under the CEA.

Limitations on Use of Futures and Futures Options. A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system.

Additionally, the Fund will limit its trading in “commodity interests,” as that term is defined under applicable CFTC Rules, and which generally includes commodity futures, futures options and swaps, such that, aside from commodity futures, commodity options contracts or swaps that, in each case, are used solely for bona fide hedging purposes within the meaning and intent of applicable Commodity Futures Trading Commission (“CFTC”) Rules, (i) the aggregate initial margin and premiums required to establish positions in commodity interests will not exceed five percent of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, or (ii) the aggregate net notional value of commodity interest positions does not exceed 100 percent of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, in each case, as further described in CFTC Rule 4.5(c)(2).

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing the daily NAV, a Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate or “earmark” liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, (in other words, the Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate or “earmark” assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on the NAV of any increase or decrease in the market value of a Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in the Prospectus.

The requirements for qualification as a regulated investment company (a “RIC”) provided under the Internal Revenue Code of 1986, as amended (“IRC”) also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.  See “Taxation of the Fund.”

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the margin deposits related to the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund with securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and such Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Certain restrictions imposed on the Fund by the IRC may limit the Fund’s ability to invest in commodity futures contracts.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. A Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.

OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto”

or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund’s investment objectives and general investment policies, a Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate (“LIBOR”), and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

A Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option such Fund will become obligated according to the terms of the underlying agreement.

Most types of swap agreements entered into by a Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

A Fund also may enter into credit default swap agreements. The credit default swap agreement may reference one or more debt securities or obligations that are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, such Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset- backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, and with respect to OTC credit default swaps, counterparty risk and credit risk. A Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer or the seller, if a Fund covers its position through asset segregation, the Fund will segregate or “earmark” cash or liquid assets with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked- to-market basis (when the Fund is the buyer), or the full notional amount of the swap (minus any amounts owed to the Fund) (when the Fund is the seller). Such segregation or “earmarking” seeks to ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and could have the effect of limiting any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit a Fund’s exposure to loss.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments will require the clearing and exchange-trading of many standardized OTC derivative instruments that the CFTC and SEC recently defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swap options. Mandatory exchange-trading and clearing will take place on a phased-in basis based on type of market participant and CFTC approval of contracts for central clearing. Mandatory clearing of interest rate swaps and certain credit default swaps on indexes was phased in during 2013 based on the nature of different swap participants.  Given the relatively recent nature of these changes and the fact that many market participants remain in the process of adjusting to the new requirements, it is difficult to assess that impact of these changes on the Fund’s swaps-related activities. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a Fund by the Internal Revenue Code may limit such Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Adviser may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track.  In this regard, certain funds seek to achieve their investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of a Fund is not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a Fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a Fund and the determination of the NAV of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which the Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in a Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; and (viii) a possible need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

Risk of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent a Fund from using such instruments, potentially to the detriment of such Fund. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Act was signed into law on July 21, 2010. The Dodd-Frank Act has already changed, and will continue to change, the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which a Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions. The CFTC and SEC recently finalized the definition of “swap” and “security-based swap.” These definitions were effective October 12, 2012 and provide the parameters around which contracts will be subject to further regulation under the Dodd-Frank Act.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations will be implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on a Fund. However, swap dealers, major market participants and swap counterparties are now becoming subject to new and additional regulations, requirements, compliance burdens and associated costs. The new law and the rules to be promulgated may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to a Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Tax Risk. Each Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC, a Fund must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If a Fund invests in these types of securities and the income is determined not to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Funds” below for additional information related to these restrictions.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference index may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of a Fund’s portfolio in an effort to monitor a Fund’s interest rate risk.

DOLLAR ROLLS. A Fund may enter into dollar roll agreements, which are similar to reverse repurchase agreements. Dollar rolls are transactions in which securities are sold by a Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to which the Fund sells the security becomes insolvent, a Fund’s right to repurchase the security may be restricted. At the time the Fund enters into a dollar roll, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with a Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

EVENT-LINKED EXPOSURE. A Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund, when investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, a Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable a Fund to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often support these buy-back features. In evaluating a foreign bank’s credit, the Adviser considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank’s ability to honor its commitment under the letter of credit. Buy-back features include standby commitments, put bonds and demand features.

Standby Commitments. A Fund may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

Put Bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate. Any investments in tender option bonds by a Fund will be accounted for subject to Financial Accounting Standards Board Statement No. 140 and amendments thereto.

In selecting put bonds for a Fund, the Adviser takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond’s rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

Demand Features. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days’ notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

FOREIGN CURRENCY AND RELATED TRANSACTIONS. A Fund may invest in foreign currency-denominated securities and may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”) and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation or “earmarking” of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees and are marked-to-market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the outlook, and a Fund might be expected to enter into such contracts under the following circumstances:

(i) When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

(ii) If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

(iii) If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the bond.

(iv) The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund’s NAV per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

A Fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S.

dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Under applicable tax law, a Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. The extent to which these limits apply is subject to tax regulations that, to date, have not been issued. Hedging may also result in the application of the mark-to-market and straddle provisions of the IRC. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by a Fund are classified as capital gains or ordinary income. See “Taxation of the Fund” below for additional information related to these tax issues.

Foreign Currency Exchange-Related Securities.

Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants (“CEWs”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES. A Fund may invest in foreign securities either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of foreign securities. (See “Depositary Receipts” above.) Foreign securities include equity or debt securities issued by issuers outside the United States, and include securities in the form of ADRs and EDRs (see “Depositary Receipts”). Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. A decline in the value of the Fund’s investments in one country may offset potential gains from investments in another country.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about domestic issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of a Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies and therefore, a Fund may temporarily hold cash in foreign currencies. The value of a Fund’s investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund’s value could be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

GUARANTEED INVESTMENT CONTRACTS. A Fund may invest in guaranteed investment contracts (“GIC”). A GIC is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC’s maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to a Fund’s acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations.

HYBRID INSTRUMENTS. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Fund will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Tax Risk. Each Fund intends to qualify annually to be treated as a RIC under the IRC. To qualify as a RIC, a Fund must invest in assets which produce specific types of income (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities is Qualifying Income is unclear. If a Fund invests in these types of securities and the income is determined not to be Qualifying Income, it may cause such Fund to fail to qualify as a RIC under the IRC. See “Taxation of the Funds” below for additional information related to these restrictions.

ILLIQUID SECURITIES. No Fund may knowingly invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund’s books. The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board of Trustees has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board of Trustees. The Adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board of Trustees. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Adviser to the Board of Trustees. Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). External market conditions may impact the liquidity of portfolio securities and may cause a Fund to sell or divest certain illiquid securities in order to comply with its limitation on holding illiquid securities, which may result in realized losses to such Fund.

INFLATION-PROTECTED DEBT SECURITIES. The Funds may invest in inflation-protected debt securities or inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Treasury Inflation Protected Securities (“TIPS”) have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased TIPS with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

INVESTMENT COMPANY SECURITIES AND EXCHANGE-TRADED FUNDS. Each Fund may invest in investment company securities issued by open-end and closed-end investment companies, including exchange-traded funds (“ETFs”). Such investments are subject to limitations prescribed by the 1940 Act unless a Securities and Exchange Commission (“SEC”) exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Funds may not purchase shares of an investment company if: (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all investment companies. As a shareholder in an investment company, a Fund would bear its pro-rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses. Although the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, registered investment companies are permitted to invest in certain ETFs beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in a SEC exemptive order issued to such ETFs, including that such investment companies enter into an agreement with such ETF. Set forth below is additional information about the manner in which ETFs generally operate and the risks associated with an investment in ETFs.

The Funds generally expect to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases a Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. A Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units, if the Adviser believes it is in a Fund’s interest to do so. A Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that an ETF will not be obligated to redeem shares held by a Fund in an amount exceeding one percent of such ETF’s total outstanding securities during any period of less than 30 days.

Termination Risk. There is a risk that ETFs in which a Fund invests may terminate due to extraordinary events. For example, any of the service providers to ETFs, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the ETF, and the ETF may not be able to find a substitute service provider. Also, the ETFs may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, ETFs may also terminate or experience a disruption in its activities. In addition, an ETF may terminate if its net assets fall below a certain amount.

Although the Adviser believes that, in the event of the termination of an ETF, a Fund will be able to invest instead in shares of an alternate ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate ETF would be available for investment at that time.

INVESTMENTS IN COMMODITY/NATURAL RESOURCE-RELATED SECURITIES. As discussed under “Investment Limitations” below, the Funds do not invest directly in commodities. However, the Funds may from time to time invest in securities of companies whose business is related to commodities and natural resources or in registered investment companies or other companies that invest directly or indirectly in commodities and natural resources. For example, a Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can move sharply, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodity markets generally.

LOAN PARTICIPATIONS. Each of the Funds may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized statistical ratings organization (“NRSRO”).

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

The Funds may invest in loan participations with credit quality comparable to that of the issuers of each Fund’s securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

Each Fund limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Limitations”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to a Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether the Fund has invested more than 5% of its assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.

Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund’s NAV than if that value were based on available market quotations and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

MONEY MARKET FUNDS. Each Fund may invest in the securities of money market mutual funds. Such investments are subject to the limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. (See “Investment Company Securities and Exchange-Traded Funds” above.)

MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.” The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).

The recent financial downturn—particularly the increase in delinquencies and defaults on residential mortgages, falling home prices, and unemployment—has adversely affected the market for mortgage-related securities. In addition, various market and governmental actions may impair the ability to foreclose on or exercise other remedies against underlying mortgage holders, or may reduce the amount received upon foreclosure. These factors have caused certain mortgage-related securities to experience lower valuations and reduced liquidity. There is also no assurance that the U.S. Government will take further action to support the mortgage-related securities industry, as it has in the past, should the economic downturn continue or the economy experience another downturn. Further, recent legislative action and any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for certain mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.

However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, the Adviser determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Limitations,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. ABS are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. The credit quality of an ABS transaction depends on the performance of the underlying assets. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement. Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Consistent with its investment objective and policies, a Fund also may invest in other types of asset-backed securities.

MUNICIPAL SECURITIES. The Funds each may invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities (collectively, “municipal securities”) to obtain funds for various public purposes such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. Yields on municipal securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on municipal securities may be exempt from federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt. See “Taxation of the Funds” for more information. A brief description of some typical types of municipal securities follows:

General Obligation Securities. General obligation securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads and water and sewer systems.

Revenue or Special Obligation Securities. Revenue or special obligation securities are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the issuer’s ability, without obligation, to make up deficits in the reserve fund.

Municipal Lease Obligations. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Funds will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro-rata, undivided interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

Bond Anticipation Notes. Bond anticipation notes are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the notes.

Tax Anticipation Notes. Tax anticipation notes finance the working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable by these specific future taxes.

Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

Industrial Development Bonds (“IDBs”) and Private Activity Bonds (“PABs”). IDBs and PABs are specific types of revenue bonds issued on or on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal and industrial or commercial facilities. PABs generally are IDBs issued after April 15, 1986. These obligations are included within the term “municipal bonds” if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer’s counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed or some form of credit enhancement such as a letter of credit or insurance.

Resource Recovery Bonds. Resource recovery bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

Tax-Exempt Commercial Paper and Short-Term Municipal Notes. Tax-exempt commercial paper and short-term municipal notes provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the FHA by way of FNMA or GNMA.

Put Bonds. Put bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond’s maturity date.

BELOW-INVESTMENT GRADE SECURITIES. Subject to the limitations set forth in the Prospectus, each Fund may invest in “below-investment grade” or “high yield” fixed income securities commonly known to investors as “high yield bonds” or “junk bonds.” High yield bonds are issued by a company whose credit rating (based on an NRSRO evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, below-investment grade debt securities are generally subject to greater risks than fixed income securities which have higher credit ratings, including a higher risk of default, and their yields will fluctuate over time. High yield bonds generally will be in the lower rating categories of NRSROs (rated “Ba” or lower by Moody’s or “BB” or lower by S&P and Fitch) or will be unrated. The credit rating of a high yield bond does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield bonds are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

While the market values of high yield bonds tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield bonds often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield bonds are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield bonds are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield bonds have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.

During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield bonds may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, a Fund’s NAV and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Fund has defaulted, the Fund may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

The secondary markets for high yield bonds are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield bonds are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield bonds is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield bonds due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield bonds are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield bonds may be affected by legislative and regulatory developments. These developments could adversely affect a

Fund’s NAV and investment practices, the secondary market for high yield bonds, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield bonds, especially in a thinly traded market. For example, Federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

When the secondary market for high yield bonds becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Fund to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield bonds contract due to adverse economic conditions or for other reasons, some of a Fund’s liquid securities may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

The rating assigned by a rating agency evaluates the safety of a below-investment grade security’s principal and interest payments but does not address market value risk. Because such ratings of NRSROs may not always reflect current conditions and events, in addition to using NRSROs and other sources, the Adviser performs its own analysis of the issuers whose below-investment grade securities are held by a Fund. Because of this, a Fund’s performance may depend more on the Adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see “Appendix A - Description of Securities Ratings.”

In selecting below-investment grade securities, the Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. The Adviser continuously monitors the issuers of below-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of a Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Fund, the Adviser will consider whether the Fund should continue to hold the security.

In the event that a Fund’s investment in high yield bonds experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.

The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

PARTICIPATION INTERESTS. Each Fund may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder’s initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium.

Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder’s actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor’s actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both Federal and state consumer protection laws may allow set-offs against certain amounts owed.

PREFERRED STOCK. Each Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

RATINGS AS INVESTMENT CRITERIA. In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings may be used by the Adviser as initial criteria for the selection of portfolio securities, but the Adviser also will rely upon its own research to evaluate potential investments. Among the factors that may be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES. The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities. A Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries. It is anticipated that substantially all of the equity securities of issuers in real estate-related industries in which the Funds intend to invest will be traded on a national securities exchange or in the over-the-counter market.

REITs are pooled investment vehicles that own and typically operate income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so a Fund, when investing in REITs, will bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed upon date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund if the other party to the repurchase agreement defaults), it is the policy of each Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the Adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund’s investment limitations.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Each Fund is subject to an investment limitation on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale pursuant to Rule 144A under the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by the Adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the Adviser intends to purchase securities that are exempt from registration under Rule 144A.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund’s investment restrictions having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities.

Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. A Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed 33-1/3% of the Fund’s assets.

SECURITIES LENDING. Each Fund may engage in securities lending to the extent specified in the Prospectus.

SHORT SALES. The Funds engage in short sales of securities. The Funds short sell securities if the Adviser believes them to be overvalued. A Fund may also use derivative instruments to create a position that is economically similar to a short sale.

A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

Making short sales in securities that it does not own exposes a Fund to risks associated with those securities. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which such Fund closes the position. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Each Fund will comply with guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales. A Fund will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. Segregation of a large percentage of a Fund’s assets could impede the Adviser’s ability to manage a Fund’s portfolio. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of such agencies and instrumentalities are not direct obligations of the U.S. Treasury, the U.S. Government generally directly or indirectly backs payment of the interest and principal on these obligations. This support can range from securities supported by the full faith and credit of the United States (for example, GNMA securities) to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of FNMA, FHLMC, the Tennessee Valley Authority, Federal Farm Credit Banks and Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Whether backed by full faith and credit of the U.S. Treasury or not, U.S. Government obligations are not guaranteed against price movements due to fluctuating interest rates.

VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Each Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs.

WARRANTS TO PURCHASE SECURITIES. The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS. Each of the Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, a Fund will segregate or “earmark” until the settlement date assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with a Fund’s other investments. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.

ZERO COUPON BONDS. Each Fund may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. The IRC requires that a Fund accrue interest into income on zero coupon bonds for each taxable year, even though no cash has been paid on the bonds, and generally requires the Fund to distribute such income (net of deductible expenses, if any) to avoid being subject to tax and to continue to maintain its status as a RIC under the IRC. Because no cash is generally received at the time of accrual, the Fund may be required to sell investments (even if such sales are not advantageous) to obtain sufficient cash to satisfy the distribution requirements applicable to the Fund under the IRC. See “Taxation of the Fund” below for additional information.

TEMPORARY DEFENSIVE POSITIONS. Each Fund may, without limit, invest in U.S. Government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position. The result of this action may be that a Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER.  There has not been any significant variation on the Funds’ portfolio turnover rates over the two most recently completed fiscal years. The Adviser does not anticipate significant variation in the portfolio turnover rate from that reported in the Funds’ Prospectus for the last fiscal year.

DISCLOSURE OF PORTFOLIO HOLDINGS

As required by the federal or state securities laws, including the 1940 Act, the Funds disclose portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Board of Trustees has adopted policies and procedures regarding the selective disclosure of portfolio securities holdings. The policies and procedures are designed to allow disclosure of a Fund’s holdings information where it is deemed appropriate for a Fund’s operations or it is determined to be useful to a Fund’s shareholders without compromising the integrity or performance of a Fund. Except when there are legitimate business purposes for selective disclosure of a Fund’s holdings, a Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis. The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Funds, and any changes thereto, and an annual review of the operation of the policies and procedures. Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Board at its next quarterly Board of Trustees’ meeting or sooner, as determined by the Trust’s CCO.

Each Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of the Adviser. This information may be as of the most recent practicable date available and need not be subject to a lag period prior to its posting on the website. In addition to their schedule of investments, each Fund may post portfolio holdings information and other information on a website including, but not limited to, information about the number of securities a Fund holds, a summary schedule of investments, a Fund’s top holdings and a percentage breakdown of a Fund’s investments by geographic region, sector, industry and market capitalization. After any portfolio holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

The following disclosures of aggregate, composite or descriptive information about a Fund or its portfolio holdings are not subject to the Trust’s policy on selective disclosure of portfolio information: (i) descriptions of allocations among classes, geographic regions, countries, industries or sectors; (ii) aggregated data such as average or median ratios or market capitalization; (iii) performance attribution by class, geographic region, country, industry or sector; (iv) aggregated risk statistics; (v) listing of top holdings without any reference to the amount of a Fund’s holdings; and (vi) such other information that, in the opinion of the CCO or designee, does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading of a Fund.

Each Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients in each case in accordance with the anti-fraud provisions of the federal securities laws and the Adviser’s fiduciary duties to the Fund’s shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions.

The Board of Trustees of the Trust, a committee thereof, or an officer designated by the Board, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Funds may distribute or authorize the distribution of information about their holdings that is not publicly available (on a website or otherwise) to the Funds’ or the Adviser’s employees and affiliates that provide services to the Funds. The Funds may also distribute or authorize the distribution of information about a Fund’s holdings that is not publicly available (on a website or otherwise) to the Funds’ service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Funds; (ii) to facilitate the transition of a newly hired investment adviser prior to the commencement of its duties; (iii) to facilitate the review of a Fund by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (v) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of a Fund’s assets and minimize impact on remaining shareholders of a Fund.

Each of the following third parties has been approved to receive portfolio holdings information: (i) the Funds’ administrator and accounting agent; (ii) the Funds’ independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Funds’ reports or regulatory filings; (iv) the Funds’ custodian in connection with its custody of the Funds’ assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch. Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing the Funds’ portfolio holding information without specific authorization. The Funds’ Adviser and service providers have also established procedures to ensure that the Funds’ portfolio holdings information is only disclosed in accordance with these policies.

The Adviser manages other accounts such as separate accounts and other unregistered pooled investment vehicles.  These other accounts may be managed in a similar fashion to the Funds and thus may have similar portfolio holdings.  Such accounts may make disclosures at different times than a Fund’s portfolio holdings are disclosed. Additionally, such accounts may have access to their portfolio holdings and may not be subject to the forgoing restrictions.

Under no circumstances may a Fund, the Adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

INVESTMENT LIMITATIONS

The Funds have adopted the investment limitations set forth below. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund or a Fund’s assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement. The following non-fundamental policies apply to the Funds and the Board of Trustees may change them without shareholder approval unless shareholder approval is required by the 1940 Act or the rules and regulations thereunder. Each Fund will not:

1. Issue senior securities or borrow money, except as permitted under the 1940 Act and the rules and regulations thereunder, and then not in excess of 33-1/3% of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets;

2. Pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund. (For the purpose of this restriction, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities by and collateral arrangements with respect to margin for future contracts by the Fund are not deemed to be pledges or hypothecations);

3. Underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

4. Invest 25% or more of the value of the Fund’s assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government obligations”) or to securities issued by other investment companies. For purposes of this limitation states, municipalities and their political subdivisions are not considered to be part of any industry;

5. Purchase securities of any one issuer if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer, except that (a) up to 25% of the Fund’s total assets may be invested without regard to this limitation; and (b) this limitation does not apply to U.S. Government obligations or to securities issued by other investment companies. Repurchase agreements fully collateralized by U.S. Government obligations and treated as U.S. Government obligations. For the purpose of this limitation each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority and each obligor, if any, is treated as a separate issuer of municipal securities;

6. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein, including real estate investment trusts;

7. Purchase or sell physical commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

8. Make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

When engaging in options, futures and forward currency contract strategies, the Funds will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

For the purpose of applying the limitations set forth in (4) and (5) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of a Fund’s assets that may be invested in securities insured by any single insurer.

TRUSTEES AND OFFICERS

The following tables present certain information regarding the Board of Trustees and officers of the Trust. The person listed under “Interested Trustee” below is an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act. Each person who is not an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or the Underwriter within the meaning of the 1940 Act is referred to as an “Independent Trustee” and is listed under such heading below. Certain employees of BNY Mellon are officers of the Trust. They are not compensated by the Funds or the Trust. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

Robert J. Christian Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	38	Optimum Fund Trust (registered investment company) (6 portfolios).

Iqbal Mansur Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	38	None.

Donald J. Puglisi Date of Birth: 8/45	Trustee	Shall serve until death, resignation or removal. Trustee since 2008.	Managing Director of Puglisi & Associates (financial, administrative and consulting services) from 1973 to present; MBNA America Professor of Business Emeritus at the University of Delaware from 2001 to present; Commissioner, The State of Delaware Public Service Commission from 1997 to 2004.	38	None.

Stephen M. Wynne Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	38	Copeland Trust (registered investment company) (2 portfolios); Context Capital Funds (registered investment company) (1 portfolio).

INTERESTED TRUSTEE(1)

Nancy B. Wolcott Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	38	None.

(1) Ms. Wolcott may be deemed an “interested person” of the Trust as that term is defined in the 1940 Act by reason of her former position as Executive Vice President of BNY Mellon Asset Servicing, the administrator and accounting agent and transfer agent to the Trust.

EXECUTIVE OFFICERS

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Joel L. Weiss Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1993.

James G. Shaw Date of Birth: 10/60	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2007.	Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 1995.

Vincenzo A. Scarduzio Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Vice President and Counsel Regulatory Administration of BNY Mellon Investment Servicing (US) Inc. and predecessor firms since 2001.

David C. Lebisky Date of Birth: 5/72	Chief Compliance Officer	Shall serve until death, resignation or removal. Officer since 2015.

Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The basic responsibilities of the Trustees are to monitor the Trust and its funds’ financial operations and performance, oversee the activities and legal compliance of the Adviser and other major service providers, keep themselves informed and exercise their business judgment in making decisions important to the Trust’s proper functioning based on what the Trustees reasonably believe to be in the best interests of the shareholders. The Board of Trustees is comprised of five individuals, one of whom may be deemed to be an Interested Trustee (Ms. Wolcott). The remaining Trustees are Independent Trustees. The Board of Trustees meets multiple times during the year (but at least quarterly) to review the investment performance of the funds and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Board of Trustees has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board of Trustees and the identification of information to be presented to the Board of Trustees with respect to matters to be acted upon by the Board of Trustees. The Chairman also presides at all meetings of the Board of Trustees and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-Laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Trustee Qualifications,” below. Based on a review of the Board of Trustees and its function, the Trustees have determined that the leadership structure of the Board of Trustees is appropriate and that the Board’s role in the risk oversight of the Trust, as discussed below, allows the Board of Trustees to effectively administer its oversight function.

The Board of Trustees has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee and its members are described below.

AUDIT COMMITTEE. The Audit Committee is comprised of Messrs. Christian, Mansur and Puglisi, each of whom is an Independent Trustee. Mr. Mansur serves as the chairman of the Audit Committee. The Board of Trustees has adopted a written charter (the “Audit Committee Charter”) for the Audit Committee. Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility, among others, to (1) select the Trust’s independent registered public accountants; (2) review and approve the scope of the independent registered public accountants’ audit activity; (3) oversee the audit process of the financial statements which are the subject of the independent registered public accountants’ certifications; and (4) review with such independent registered public accountants the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. The Audit Committee meets at least two times per year. The Audit Committee met twice during the Trust’s fiscal year ended April 30, 2015.

NOMINATING AND GOVERNANCE COMMITTEE. The Nominating and Governance Committee is comprised of Messrs. Christian, Mansur, Puglisi and Wynne. Mr. Wynne serves as the chairman of the Nominating and Governance Committee. The Board of Trustees has adopted a written charter for the Nominating and Governance Committee. The Nominating and Governance Committee is responsible for formulating a statement of corporate governance; assessing the size, structure and composition of the Board of Trustees; determining trustee qualification guidelines as well as compensation, insurance and indemnification of Trustees; identifying Trustee candidates; oversight of Board of Trustees self-evaluations; reviewing certain regulatory and corporate matters of the Trust; and identifying, from time to time, qualified candidates to serve as the CCO for the Trust. The Nominating and Governance Committee meets at least once a year. The Nominating Committee of the Board of the Trust and the Governance Committee of the Board of the Trust were combined on August 21, 2013. The Nominating and Governance Committee met three times during the Trust’s fiscal year ended April 30, 2015. The Nominating and Governance Committee identifies potential nominees in accordance with its Statement of Policy on Qualifications for Board of Trustees Membership. The Nominating and Governance Committee will consider nominee candidates recommended by shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating and Governance Committee as nominee candidates may do so by submitting a written recommendation to the Secretary of the Trust at: 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809. Submissions must include sufficient biographical information concerning the recommended individual, including age, at least ten years of employment history with employer names and a description of the employer’s business, and a list of board memberships (if any). The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected. Recommendations must be received in a sufficient time, as determined by the Nominating and Governance Committee in its sole discretion, prior to the date proposed for the consideration of nominee candidates by the Board of Trustees. Upon the written request of shareholders holding at least a 5% interest in the Trust’s shares in the aggregate, the Secretary shall present to any special meeting of shareholders such nominees for election as trustees as specified in such written request.

TRUSTEE QUALIFICATIONS. The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Trust.

The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Wynne is the former Chief Executive Officer of Global Financial Institutions Client Service Delivery, BNY Mellon Asset Servicing, a provider of transfer agency, accounting and administrative services to mutual funds, former Head of US Funds Services, BNY Mellon Asset Servicing and former Chief Executive Officer of PNC Global Investment Servicing; Ms. Wolcott is the former Executive Vice President of US Funds Services, BNY Mellon Asset Servicing, a provider of transfer agency, accounting and administrative services to mutual funds, and former Executive Vice President of PNC Global Investment Servicing; Mr. Christian served as the Executive Vice President of Wilmington Trust and currently serves as the Trustee to other mutual fund complexes; Mr. Mansur is a Professor of Finance, School of Business

Administration, at Widener University; and Mr. Puglisi is the Managing Director of Puglisi & Associates, which provides financial, administrative and consulting services, and serves as a director for various other businesses.

In its periodic self-assessment of the effectiveness of the Board of Trustees, the Board of Trustees considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust and its funds. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Trustees do not constitute holding out the Board of Trustees or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board of Trustees as a whole than would otherwise be the case.

RISK OVERSIGHT. Through its direct oversight role, and indirectly through its Committees, of officers and service providers, the Board of Trustees performs a risk oversight function for the Trust and its funds consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Trust and its funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the investment advisers, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the funds, to review and discuss the activities of the Trust and its funds and to provide direction with respect thereto; and (5) engaging the services of the CCO of the Trust to test the compliance procedures of the Trust and its service providers.

SECURITY AND OTHER INTERESTS. The following table sets forth the equity securities in the Funds and in all registered investment companies overseen by the Trustees within the Trust Complex that the Trustees beneficially owned as of December 31, 2014.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
Interested Trustee
Nancy B. Wolcott	$0	None
Independent Trustees
Robert J. Christian	$0	Over $100,000
Iqbal Mansur	$50,001 - $100,000 in the Gotham Absolute Return Fund	Over $100,000
Donald J. Puglisi	$0	None
Stephen M. Wynne	$0	$50,001 - $100,000

As of December 31, 2014, none of the Independent Trustees, or any of their immediate family members (i.e., spouse or dependent children) served as an officer, director or was an employee of the Trust, the Adviser or the Underwriter, or of any of their respective affiliates. Nor do any of such persons serve as an officer or director or is an employee of any company controlled by or under common control with such entities.  Additionally, as of the same date, none of the Independent Trustees or any of their immediate family members (i.e., spouse or dependent children) owned beneficially or of record any interest in the Adviser or the Underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with such entities.

COMPENSATION. In addition to the fees below, the Trust reimburses the Trustees for their related business expenses. The following table sets forth the aggregate compensation paid to each of the Trustees for the fiscal year ended April 30, 2015.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Trust Complex
Robert J. Christian	$85,000	$0	$0	$85,000
Iqbal Mansur	$77,000	$0	$0	$77,000
Donald J. Puglisi	$77,000	$0	$0	$77,000
Nancy B. Wolcott	$81,250	$0	$0	$81,250
Stephen M. Wynne	$77,000	$0	$0	$77,000

CODE OF ETHICS

In accordance with Rule 17j-1 of the 1940 Act, each of the Trust and the Adviser has adopted a code of ethics (each, a “Code” and together, the “Codes”).

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code adopted by the Adviser, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis or whenever deemed necessary, the Board of Trustees reviews reports regarding all Codes of Ethics relative to the Trust, including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.

PROXY VOTING

The Board of Trustees has adopted the Adviser’s proxy voting procedures and has delegated the responsibility for exercising the voting rights associated with the securities purchased and/or held by a Fund to the Adviser, subject to the Board of Trustees’ continuing oversight.

The Adviser will vote such proxies in accordance with its proxy policies and procedures. It is the Adviser’s general policy to vote Client shares in conformity with the recommendations of Glass, Lewis & Co., LLC (“Glass Lewis”). Glass Lewis is a neutral third party that issues recommendations based on its own internal guidelines and research. Glass Lewis retains a record of all of its recommendations.

Adviser may vote Client shares in a manner that is inconsistent with Glass Lewis’ recommendations when Adviser believes it is in the best interest of its Clients and such a vote does not create a conflict of interest between Adviser and its Clients. In such a case, Adviser will keep a record of why Glass Lewis’ recommendation was not in the Client’s best interest and information supporting Adviser’s decision.

A summary of the Adviser’s proxy voting policies and procedures are attached herewith as Appendix B. The Funds are required to file annually their proxy voting record on Form N-PX with the SEC. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge by request by calling the Adviser at (877) 974-6852; or (ii) on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of July 6, 2015, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the outstanding shares of a Fund. The Trust believes that most of the shares referred to below were held by persons indicated in accounts for their fiduciary, agency, or custodial customers. Additionally, as of the same date, none of the Trustees or officers of the Trust owned individually and together in excess of 1% of any class of outstanding shares of a Fund.

Name and Address of Owner	Number of Shares Held of Record or Beneficially	Percentage of Shares Owned
Gotham Absolute Return Fund

Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	55,966,311.10	22.10%

Merrill Lynch Pierce Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	42,691,392.53	16.86%

UBS WM USA Omni Account Attn: Department Manager 1000 Harbor Blvd. 5th Floor Weehawken, NJ 07086	16,539,697.10	6.53%

National Financial Services LLC FBO Customers Attn: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310	16,007,458.65	6.32%

Gotham Absolute 500 Fund

Gotham Total Return Fund 535 Madison Avenue Floor 30 New York, NY 10022-4231	287,183.00	23.34%

Robert L. Goldstein c/o Gotham Asset Management LLC 535 Madison Avenue Floor 30 New York, NY 10022-4231	255,451.09	20.76%

Joel M. Greenblatt c/o Gotham Asset Management LLC 535 Madison Avenue Floor 30 New York, NY 10022-4231	255,451.09	20.76%

National Financial Services LLC FBO Customers Attn: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310	186,093.09	15.12%

Nelson Kier c/o Gotham Asset Management LLC 535 Madison Avenue Floor 30 New York, NY 10022-4231	71,706.26	5.83%

Gotham Enhanced Return Fund

Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	28,075,725.70	24.38%

National Financial Services LLC FBO Customers Attn: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310	19,714,263.49	17.12%

Merrill Lynch Pierce Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	14,703,927.69	12.77%

Gotham Neutral Fund

Charles Schwab & Co Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	37, 203,911.42	47.01%

National Financial Services LLC FBO Customers Attn: Mutual Funds Department 4th Floor 499 Washington Blvd. Jersey City, NJ 07310	14,016,453.81	17.71%

Merrill Lynch Pierce Fenner & Smith FBO Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	7,999,303.62	10.11%

INVESTMENT ADVISORY SERVICES

Gotham Asset Management, LLC is a registered investment adviser located at 535 Madison Avenue, 30th Floor, New York, New York 10022. Gotham is a value-oriented investment firm managing long/short and long-only investment strategies. In addition to serving as the investment adviser to the Funds, Gotham provides portfolio management services to other mutual funds, private funds and separately managed accounts. As of July 1, 2015, Gotham had approximately $9.2 billion in net assets under management.

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Adviser manages the assets of each Fund (the “Investment Advisory Agreement”). The Investment Advisory Agreement with respect to a Fund has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of such Fund. The Investment Advisory Agreement with respect to a Fund may be terminated by such Fund or the Adviser on 60 days’ written notice without penalty. The Investment Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act. Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, comprising 2.00% of the average daily net assets of each Fund.

The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that a Fund’s total operating expenses (exclusive of taxes, “Acquired Fund” fees and expenses, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 2.25% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2017 with respect to the Funds, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless a Fund’s expenses are below the Expense Limitation. The following tables set forth the aggregate fees paid to the Adviser by each Fund for the fiscal period ended April 30, 2013 and the fiscal years ended April 30, 2014 and 2015:

	For the Fiscal Year Ended April 30, 2015
Fund	Gross Advisory Fees Earned	Advisory Fee Waivers and Expenses Waived or Reimbursed	Net Advisory Fees
Gotham Absolute Return Fund	$56,525,592	$0	$56,525,592
Gotham Enhanced Return Fund	$25,977,512	$0	$25,977,512
Gotham Neutral Fund	$14,825,501	$0	$14,825,501
Gotham Absolute 500 Fund	$110,688	$(99,209)	$11,479	(1)

	For the Fiscal Year Ended April 30, 2014
Fund	Gross Advisory Fees Earned	Advisory Fee Waivers and Expenses Waived or Reimbursed	Net Advisory Fees
Gotham Absolute Return Fund	$8,945,493	$0	$8,945,493
Gotham Enhanced Return Fund	$4,186,842	$0	$4,186,842	(2)
Gotham Neutral Fund	$932,633	$(64,972)	$867,661	(3)

	For the Fiscal Period Ended April 30, 2013
Fund	Gross Advisory Fees Earned	Advisor Fee Waivers and Expenses Waived or Reimbursed	Net Advisory Fees
Gotham Absolute Return Fund	$263,260	$(98,454)	$164,806	(4)

(1) The Gotham Absolute 500 Fund commenced operations on July 31, 2014.

(2) The Gotham Enhanced Fund commenced operations on May 31, 2013.

(3) The Gotham Neutral Fund commenced operations on August 30, 2013.

(4) The Gotham Absolute Return Fund commenced operations on August 31, 2012.

Under the terms of the Investment Advisory Agreement, the Adviser agrees to: (a) direct the investments of the Funds, subject to and in accordance with the Funds’ respective investment objectives, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Funds, securities and other investments consistent with the Funds’ respective objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Funds; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Trust; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Trustees and officers of the Trust for consultation and discussion regarding the management of the Funds and their investment activities. Additionally, the Adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with a Fund. The Trust and/or the Adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of personnel of the Adviser performing services for the Funds relating to research, statistical and investment activities are paid by the Adviser.

Additionally, the Adviser has agreed to compensate, at its own expense and out of its own legitimate profits, the Underwriter for, among other services: (i) entering into certain selling and/or service agreements to assist in facilitating the distribution of the Funds’ shares; (ii) preparing and executing selling and service agreements; and (iii) reviewing and submitting to the Financial Industry Regulatory Authority (“FINRA”) the Funds’ advertising and sales literature.

Joel Greenblatt and Robert Goldstein, the Funds’ portfolio managers, each own more than 25% of Gotham Asset Management Holdings, LP, which owns 100% of the Adviser. Therefore, Messrs. Greenblatt and Goldstein each is presumed to control the Adviser. The address of each of Messrs. Greenblatt and Goldstein is 535 Madison Avenue, New York, NY 10022.

PORTFOLIO MANAGERS

The management of the Fund is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:

(i) “Other Accounts Managed.” Other accounts managed by Joel Greenblatt and Robert Goldstein who are portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Funds as of April 30, 2015;

(ii) “Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with a portfolio manager’s management of a Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii) “Compensation.” A description of the structure of, and method used to determine the compensation received by the Funds’ portfolio managers or management team members from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts as of April 30, 2015; and

(iv) “Ownership of Securities.” Information regarding each portfolio manager’s dollar range of equity securities beneficially owned in the Funds as April 30, 2015.

Other Accounts Managed. The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Joel Greenblatt and Robert Goldstein, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of April 30, 2015.

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Joel Greenblatt
Registered Investment Companies:	3	$12.80	0	$—
Other Pooled Investment Vehicles:	16	$3,089.22	12	$2,400.97
Other Accounts:	22	$998.02	5	$422.35
Robert Goldstein
Registered Investment Companies:	3	$12.80	0	$—
Other Pooled Investment Vehicles:	16	$3,089.22	12	$2,400.97
Other Accounts:	22	$998.02	5	$422.35

Material Conflicts of Interest. Certain conflicts of interest are present, including because the Adviser manages assets for pooled investment vehicles (including private funds) and/or other accounts (including institutional clients, pension plans and certain high net worth individuals). For instance, the Adviser may receive fees from certain accounts that are higher than the fees received by the Adviser from a Fund, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over a Fund. In addition, a conflict of interest exists to the extent the Adviser has proprietary investments in certain accounts, where the portfolio managers or other employees have personal investments in certain accounts. The Adviser has an incentive to favor these accounts over the Funds to the extent such investments exceed their investment in the Funds. The Adviser manages accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Funds invest, which could harm the performance of a Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall.

The Adviser attempts to mitigate potential conflicts of interest by adopting policies and procedures regarding trade execution, brokerage allocation and order aggregation that seek to result in fair treatment for all clients over time.  The Adviser also maintains a personal trading approval policy which seeks to prevent employees from benefiting to the detriment of a Fund.

The Adviser utilizes investment strategies for other accounts that may be similar to those followed by the Funds or may differ in significant respects. Strategies for the Funds may differ from other accounts and from one another in a number of ways, including, but not limited to, differences in targeted gross and net exposure, concentration/diversification levels, U.S.-only vs. international geographic focus, the number of portfolio positions, the market capitalization spectrum making up the strategy’s universe and tax sensitivity.  In addition, the Funds are subject to restrictions imposed by the Investment Company Act of 1940.  Private funds and accounts advised by the Adviser are not subject to these restrictions.  For these and other reasons, a Fund’s performance may differ significantly from the results achieved by other accounts.

Although the professional staff of the Adviser devote as much time to the management of a Fund as the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating their time and services among the Funds and other investment funds and accounts.

The Adviser is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Funds and/or may involve substantial time and resources. These activities could be viewed as creating a conflict of interest in that the Adviser’s time and effort and that of its officers and employees will not be devoted exclusively to the business of the Funds but will be allocated between the business of the Funds and the management of the assets of other clients.

The Adviser and its members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit a Fund’s ability to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where a Fund could be disadvantaged because of the investment activities conducted by the Adviser for other clients.  In certain circumstances, the Adviser’s employees may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict a Fund’s ability to trade in the securities of such companies.

Compensation. The portfolio managers do not earn a salary for their management of the Funds. Each portfolio manager owns an equity interest in the parent of the Adviser and is therefore entitled to receive a share of the Adviser’s profits. To the extent that serving as investment adviser to the Funds increases the Adviser’s profits, the portfolio managers will be compensated based on their equity interests in the parent of the Adviser.

Ownership of Shares of the Funds. The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager as of April 30, 2015.

Portfolio Manager	Dollar Range of Equity Securities in Each Fund
Joel Greenblatt	Gotham Absolute Fund - over $1,000,000
Gotham Absolute 500 Fund - over $1,000,000
Gotham Enhanced Return Fund - over $1,000,000
Gotham Neutral Fund - over $1,000,000

Robert Goldstein	Gotham Absolute Fund - over $1,000,000
Gotham Absolute 500 Fund - over $1,000,000
Gotham Enhanced Return Fund - over $1,000,000
Gotham Neutral Fund - over $1,000,000

ADMINISTRATION AND ACCOUNTING SERVICES

Pursuant to an Administration and Accounting Services Agreement dated July 19, 2007, BNY Mellon Investment Servicing performs certain administrative services for the Trust including, among other things, assisting in the preparation of the annual post-effective amendments to the Trust’s registration statement, assisting in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies, preparing notices, agendas and resolutions for quarterly Board of Trustees meetings, maintaining the Trust’s corporate calendar, maintaining Trust contract files and providing executive and administrative services to support the Independent Trustees. BNY Mellon Investment Servicing also performs certain administrative and accounting services for the Trust such as preparing shareholder reports, providing statistical and research data, assisting the Adviser in compliance monitoring activities and preparing and filing federal and state tax returns on behalf of the Trust. In addition, BNY Mellon Investment Servicing prepares and files certain reports with the appropriate regulatory agencies and prepares certain materials required by the SEC or any state securities commission having jurisdiction over the Trust. The accounting services performed by BNY Mellon Investment Servicing include determining the NAV per share of the Funds and maintaining records relating to the securities transactions of the Fund. BNY Mellon Investment Servicing is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation.

The table below sets forth the administration and accounting service fees paid by the Funds for services rendered during the last three fiscal years:

	Fiscal Year Ended April 30, 2015		Fiscal Year Ended April 30, 2014		Fiscal Period Ended April 30, 2013
Gotham Absolute Return Fund	$880,577		$202,773		$38,432	(1)
Gotham Enhanced Return Fund	$506,916		$130,295	(2)	N/A	(2)
Gotham Neutral Fund	$332,039		$50,723	(3)	N/A	(3)
Gotham Absolute 500 Fund	$23,589	(4)	N/A	(4)	N/A	(4)

(1) The Gotham Absolute Return Fund commenced operations on August 31, 2012

(2) The Gotham Enhanced Fund commenced operations on May 31, 2013.

(3) The Gotham Neutral Fund commenced operations on August 30, 2013.

(4) The Gotham Absolute 500 Fund commenced operations on July 31, 2014.

ADDITIONAL SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm to the Funds.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

CUSTODIAN. The Bank of New York Mellon (the “Custodian”) located at One Wall Street, New York, New York 10286, serves as the Funds’ custodian. The Custodian’s services include, in addition to the custody of all cash and securities owned by the Trust, the maintenance of custody accounts in the Custodian’s trust department, the segregation of all certificated securities owned by the Trust, the appointment of authorized agents as sub-custodians, disbursement of funds from the custody accounts of the Trust, releasing and delivering securities from the custody accounts of the Trust, maintaining records with respect to such custody accounts, delivering to the Trust a daily and monthly statement with respect to such custody accounts and causing proxies to be executed.

TRANSFER AGENT. BNY Mellon Investment Servicing, 4400 Computer Drive, Westborough, MA 01581, serves as the Trust’s Transfer Agent and Dividend Paying Agent.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. The Adviser has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities of a Fund.  It is the policy of the Adviser to obtain the best results in conducting portfolio transactions for its clients over time, taking into account such factors as commission rate, the size of the transaction, the liquidity of the security to be traded, the ability of the broker’s algorithms to fill as much as possible of the order while mitigating market impact, the broker’s technical capabilities and programming flexibility, the brokers clearance and settlement capabilities, the broker’s trade error rate and ability or willingness to correct errors, the broker’s reputation, experience and financial stability and the quality service rendered by the broker in other transactions.

While reasonable competitive spreads or commissions are sought, a Fund will not necessarily be paying the lowest spread or commission available. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and a Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients. The Adviser currently has no formal soft dollar agreements.

Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with a Fund are prohibited from dealing with a Fund as principal in the purchase and sale of securities. However, affiliated persons of a Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security.   If purchases or sales of securities by the Adviser for a Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities may be made, insofar as feasible, for the respective funds and clients in a manner deemed by the Adviser to be on a fair and equitable basis.  Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

The table below sets forth the brokerage commissions paid by the Funds for the fiscal period ended April 30, 2013 and the fiscal years ended April 30, 2014 and 2015:

	Fiscal Year Ended April 30, 2015	Fiscal Year Ended April 30, 2014		Fiscal Period Ended April 30, 2013
Gotham Absolute Return Fund	$1,968,545	$723,047		$36,245	(1)
Gotham Enhanced Return Fund	$1,055,230	$503,013	(2)	N/A	(2)
Gotham Neutral Fund	$730,579	$109,214	(3)	N/A	(3)
Gotham Absolute 500 Fund	$3,735	N/A	(4)	N/A	(4)

(1) The Gotham Absolute Return Fund commenced operations on August 31, 2012

(2) The Gotham Enhanced Fund commenced operations on May 31, 2013.

(3) The Gotham Neutral Fund commenced operations on August 30, 2013.

(4) The Gotham Absolute 500 Fund commenced operations on July 31, 2014.

For the fiscal period ended April 30, 2014 and the fiscal year ended April 30, 2015, the Funds did not pay any brokerage commissions to an affiliate of the Trust.

The Funds may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. During the fiscal year ended April 30, 2015, the Gotham Absolute Return Fund, the Gotham Enhanced Return Fund and the Gotham Neutral Fund acquired no securities of their regular broker-dealers, or a parent of their regular broker-dealers. During the fiscal year ended April 30, 2015, the Gotham Absolute 500 Fund held securities of the following broker-dealers, which were its regular broker-dealers.

Fund	Issuer	Value of Fund’s Aggregate Holdings in Issuer
Gotham Absolute 500 Fund	J.P. Morgan Chase & Co.	$147,000
	Bank of America Securities LLC	$13,000

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The additional compensation to financial intermediaries described in the Prospectus may be calculated based on factors determined by the Adviser and its affiliates from time to time, including: the value of a Fund’s shares sold to, or held by, a financial intermediary’s customers; gross sales of the Fund’s shares by a financial intermediary; or a negotiated lump sum payment.

In addition to the additional cash payments to financial intermediaries described in the Prospectus, subject to applicable FINRA rules and regulations, the Adviser and its affiliates may provide compensation to financial intermediaries that may enable the Adviser and its affiliates to sponsor or participate in educational or training programs, sales contests and other promotions involving the sales representatives and other employees of financial intermediaries in order to promote the sale of a Fund’s shares. The Adviser and its affiliates may also pay for the travel expenses, meals, lodging and entertainment of financial intermediaries and their sales representatives and other employees in connection with such educational or training programs, sales contests and other promotions. These payments may vary with each such event.

DISTRIBUTION OF SHARES

Foreside Funds Distributors LLC (the “Underwriter”), located at 400 Berwyn Park, Suite 125, 899 Cassatt Rd., Berwyn, PA 19312, serves as a principal underwriter of the Funds’ shares pursuant to an Underwriting Agreement with the Trust. The Underwriter is a registered broker-dealer and a member of the Financial Regulatory Authority, Inc. (“FINRA”). Pursuant to the terms of the Underwriting Agreement, the Underwriter is granted the right to facilitate the distribution of the shares of the Funds as agent for the Trust. Shares of the Funds are offered continuously. The Underwriter has no obligation to sell any specific quantity of shares of the Funds. The Underwriter and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Underwriter may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds. These financial institutions may perform other non-distribution related services for which they receive fees from the Adviser and/or the Funds in addition to sales commissions. These financial institutions may otherwise act as processing agents and are responsible for transmitting purchase, redemption and other requests to the Funds.

The Underwriter does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays the Underwriter a fee for certain distribution-related services.

Under the terms of the Underwriting Agreement, the Underwriter agrees to use efforts deemed appropriate by the Underwriter to facilitate the distribution of shares of the Funds. Moreover, to the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Funds, the Underwriter will enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Underwriter receives no underwriting commissions in connection with the sale of the Funds’ shares.

The Underwriting Agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or its shareholders for losses arising in connection with the sale of Fund shares.

The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to a Fund (i) (by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Funds or by vote of a majority of the outstanding voting securities of a Fund) on sixty (60) days’ written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days’ written notice to a Fund.

CAPITAL STOCK AND OTHER SECURITIES

The Trust issues and offers Institutional Class shares of each Fund. The shares of each Fund, when issued and paid for in accordance with the Prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

Shares of each Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Fund’s outstanding shares.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the “Purchase of Shares” section of the Prospectus. Additionally, the following supplements the information contained in the “Purchase of Shares” section of the Prospectus.

Investments of Other Investment Companies in Shares of a Fund. For the purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of a Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. The Trust, the Adviser and the Funds’ principal underwriter, have filed an exemptive application with the SEC which would permit a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with the Trust regarding the terms of the investment.  Such application is currently under review by the SEC. Any investment company considering purchasing a Fund’s shares in amounts that would cause it to exceed the restrictions under Section 12(d)(1) should contact the Trust.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the “Redemption of Shares” section of the Prospectus.

PRICING OF SHARES. For the Funds, the NAV per share of each Fund is determined by dividing the value of the Fund’s net assets by the total number of Fund shares outstanding. This determination is made by BNY Mellon Investment Servicing, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange is open for business.

In valuing a Fund’s assets, a security listed on an exchange (and not subject to restrictions against sale by the Fund on an exchange) will be valued at its last sale price on the exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on multiple exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers’ National Market System, for which there have been sales of such securities on such day, shall be valued at the official closing price on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

DIVIDENDS

Each Fund intends to distribute substantially all of its net investment income, if any. The Funds declare and pay dividends from net investment income annually to the shareholders. The dividend for a business day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-business days on which dividends are not declared. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

Each Fund’s dividends and distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Fund. A dividend or distribution paid by a Fund has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income tax. This is called “buying a dividend.” To avoid “buying a dividend,” check a Fund’s distribution dates before you invest.

A statement will be sent to you after the end of each year detailing the tax status of your distributions. Please see “Taxation of the Funds” below for more information on the federal income tax consequences of dividends and other distributions made by the Funds.

TAXATION OF THE FUNDS

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The summary discussion that follows may not be considered to be individual tax advice and may not be relied upon by any shareholder. The summary is based upon provisions of the IRC, applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of shares of a Fund in whose hands such shares are capital assets within the meaning of Section 1221 of the IRC, and may not apply to certain types of beneficial owners of shares of a Fund, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund’s shares through tax-advantaged accounts (such as an individual retirement account (an “IRA”), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding the Fund’s shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of the ownership, purchase and disposition of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

GENERAL. For federal income tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify each year for, taxation as a RIC under the IRC. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by a shareholder without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required to be distributed.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Qualification as a RIC under the IRC requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from certain qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividends paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the IRC’s timing and other requirements at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest. Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The qualifying income and asset requirements that must be met under the IRC in order for a Fund to qualify as a RIC, as described above, may limit the extent to which such Fund will be able to engage in derivative transactions. Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006. Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.” Accordingly, each Fund’s ability to invest in commodity related derivative transactions and other derivative transactions may be limited by the Qualifying Income Requirement. Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment. If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

For purposes of the Qualifying Income Requirement described above, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income. Income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  In addition, although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where such Fund corrects the failure within a specified period of time. If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders, and either (i) the 20%  long-term capital gains tax rate for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) or (ii) the 15% long-term capital gains tax rate (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. If a Fund fails to qualify as a RIC for a period of greater than two taxable years, such Fund generally would be required to recognize any built-in gains with respect to certain of its assets upon a sale of such assets within ten years of qualifying as a RIC in a subsequent year.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may, in certain circumstances, be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances, if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. For losses arising from tax years beginning before December 22, 2010 a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For capital losses realized with respect to tax years of a Fund beginning after December 22, 2010, such Fund may carry capital losses forward indefinitely. For capital losses realized in taxable years beginning after December 22, 2010, the excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of a Fund’s next taxable year and the excess of the Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains.

A Fund cannot carry back or carry forward any net operating losses.

MLPs. The Funds may invest in master limited partnerships which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Requirement, but a Fund’s investment in one or more of such qualified publicly traded partnerships is limited to no more than 25% of the value of the Fund’s assets and must otherwise satisfy the Diversification Requirement.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes if the securities are characterized as equity for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by the Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income (“UBTI”).

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election”, will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.” Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the IRC’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

SWAPS AND DERIVATIVES. As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to a swap or derivative for more than one year).  A Fund’s transactions in swap or other derivatives may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sales, wash sales and short sale rules).  These rules may affect whether gains or losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities.  These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If the IRS did not accept such treatment, the status of each Fund as a RIC might be adversely affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the IRC in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the IRC.

In addition, if the appreciated financial position is itself a short sale or other such contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. A Fund may be impacted in certain circumstances by special rules relating to “wash sales.” In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the “Constructive Sales” rules, discussed above.

TAX CREDIT BONDS. If any Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds. A tax credit bond is defined in the IRC as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the IRC), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the IRC. If a Fund were to make an election, a shareholder of the Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the IRC. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), plus interest thereon even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund’s distributions of PFIC income, if any, will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the IRC’s minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the IRC, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. A Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITs. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (TMPs), or such REITs may themselves constitute “TMPs”. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the IRC as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt shareholders, including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan and other tax-exempt entities. See “Tax-Exempt Shareholders.”

DISTRIBUTIONS. Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return except in the case of certain tax-exempt shareholders. Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain, assuming the shareholder holds his or her shares as a capital asset. A return of capital is not taxable, but reduces a shareholder’s tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of a Fund’s shares. Distributions are taxable whether shareholders receive them in cash or receive them in additional shares.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as “capital gain dividends” (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.

Non-corporate shareholders of a Fund may be eligible for the long-term capital gain tax rate applicable to distributions of “qualified dividend income” received by such non-corporate shareholders. The long-term capital gains tax rate is 20% for non-corporate shareholders with taxable income in excess of $400,000 ($450,000 if married and filing jointly) and 15% (0% for non-corporate shareholders in lower income tax brackets) for non-corporate shareholders with taxable income of less than the threshold amounts. A Fund’s distribution will be treated as qualified dividend income and therefore eligible for the long-term capital gains tax rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction with respect to such Fund’s distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by the Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Under current law, a 3.8% Medicare contribution tax applies to net investment income including interest (excluding, tax-exempt interest), dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund’s taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital. This is called “buying a dividend.” To avoid “buying a dividend,” check a Fund’s distribution dates before you invest.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder’s holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. If a shareholder sells or exchanges shares of a Fund within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or another Fund, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Any loss realized on a disposition will be disallowed under the “wash sale” rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of shares of a Fund.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to “backup withholding,” or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Shareholders are urged and advised to consult their own tax advisors as to the state and local tax rules affecting investments in the Funds.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply. Instead, the distribution will be subject to withholding at the highest applicable U.S. tax rate (currently 39.6% in the case of individuals and 35% in the case of corporations) and the non-U.S. shareholders will be subject to the federal income tax reporting requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, or on capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

Under current law, if a Fund is considered to be a “United States Real Property Holding Corporation” (as defined in the IRC and Treasury Regulations) then distributions attributable to certain underlying real estate investment trust (“REIT”) investments and redemption proceeds paid to a non-U.S. shareholder that owns at least 5% of such Fund generally will cause the non-U.S. shareholder to treat such gain or distribution as income effectively connected with a trade or business in the United States, subject such gain or distribution to withholding tax and cause the non-U.S. shareholder to be required to file a federal income tax return.  In addition in any year when at least 50% of a Fund’s assets are USRPIs (as defined in the IRC and Treasury Regulations), distributions of such Fund that are attributable to gains from the sale or exchange of shares in USRPIs  may be subject to U.S. withholding tax (regardless of such shareholder’s percentage interest in the Fund) and may require the non-U.S. shareholder to file a U.S. federal income tax return in order to receive a refund (if any) of the withheld amount.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder’s country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN).  All non-U.S. shareholders are urged and advised to consult their own tax advisers as to the tax consequences of an investment in the Fund.

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax generally is imposed on ordinary dividends, and will be imposed on capital gain dividends paid after December 31, 2016, and redemption proceeds paid after December 31, 2016, to (i) foreign financial institutions including non-U.S. investment funds unless they timely provide documentation properly certifying that they either (a) have entered into an agreement with the IRS to disclose information concerning its direct and certain indirect U.S. account holders or (b) are resident in a jurisdiction that has entered into an intergovernmental agreement with the United States to comply with the requirements of such agreement, and (ii) certain other foreign entities unless they timely certify certain information regarding their direct and indirect substantial U.S. owners. Shareholders are urged and advised to consult their own tax advisors regarding the application of this new reporting and withholding regime to their own tax situation.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS. A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form FinCEN 114, Report of Foreign Bank and Financial Accounts.

Also, under recently enacted rules, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a Fund’s “specified foreign financial assets” (if any) under these new rules.

Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders are urged and advised to consult their own tax advisers to determine whether these reporting requirements are applicable to them.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund as a result of such Fund’s investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if such Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs.

Tax-exempt shareholders are urged and advised to consult their own tax advisors as to the tax consequences of an investment in a Fund.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Basis Information. For shares of a Fund that are redeemed, your financial intermediary or such Fund (if a shareholder holds the shares in the Fund direction account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to a shareholder on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of a Fund’s shares purchases after January 1, 2012 unless the shareholder instructs such Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If the shareholder designated SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, a Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals that are made.

A shareholder’s financial intermediary or a Fund (if a shareholder holds the shares in the Fund direction account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed a Fund that it is a C corporation in its Account Application or by written instruction, such Fund will treat the shareholder as an S corporation and file a Form 1099-B.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

FINANCIAL STATEMENTS

The audited financial statements of the Gotham Absolute Return Fund, Gotham Absolute 500 Fund, Gotham Enhanced Return Fund and Gotham Neutral Fund and notes thereto in such Funds’ Annual Report to Shareholders for the fiscal year and/or periods ended April 30, 2015 (the “Annual Report”) are incorporated by reference into this SAI. The 2015 financial statements included in the Annual Report have been audited by PricewaterhouseCoopers, LLP, whose report thereon is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Copies of the Annual Report may be obtained without charge, upon request, by writing to the Trust at 4400 Computer Drive, Westborough, MA 01581-1722 or calling Shareholder Services at (877) 974-6852 or on the Funds’ website at www.Gothamfunds.com.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s, S&P® and Fitch are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  An adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund.  In that event, an adviser will consider whether it is in the best interest of a fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default.  Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long term ratings.

Dual ratings may be assigned to debt issues that have a put option or demand feature, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date , unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action  and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” —  High short-term default risk.  This designation indicates that default is a real possibility.

“RD” —  Restricted default.  This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. “D” — Default.  This designation indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•                  The ratings do not predict a specific percentage of default likelihood over any given time period.

•                  The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•                  The ratings do not opine on the liquidity of the issuer’s securities or stock.

•                  The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•                  The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Long-Term Credit Ratings

Moody’s

Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a “(hyb”) indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation, and the promise S&P imputes.

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that  are higher rated.

“D” - An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within  the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to ‘D’  if it is subject to a distressed exchange offer.

NR” - This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

“AAA” — Highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Speculative.  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk.  “CCC” ratings indicate that default is a real possibility.

“CC” — Very high levels of credit risk.  “CC” ratings indicate default of some kind appears probable.

“C” — Exceptionally high levels of credit risk.  “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.              the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.              the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.               Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch Rating’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.              the selective payment default on a specific class or currency of debt;

b.              the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.               the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.              execution of a distressed debt exchange on one or more material financial obligations.

“D” — Default.  “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Specific limitations relevant to the issuer credit rating scale include:

•         The ratings do not predict a specific percentage of default likelihood over any given time period.

•         The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•         The ratings do not opine on the liquidity of the issuer’s securities or stock.

•         The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•         The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•         The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations (U.S. municipal bond anticipation notes of up to three years maturity) that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.

“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•                  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

GOTHAM ASSET MANAGEMENT, LLC

Purpose

This policy summarizes Gotham’s policies and procedures for compliance with Rule 206(4)-6 of the Advisers Act that requires Gotham to adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interest of Clients. The Advisers Act also requires disclosure to Clients with respect to obtaining information on how their securities were voted and Gotham’s guidelines for voting Client securities.

Policies and Procedures

•Gotham’s policy is to vote proxies in the best interest of Clients.  Gotham will generally vote in the same manner for all Clients holding a particular security, subject to investment objectives and best interests of each Client.  The policies do not mandate that the Gotham vote every proxy it receives, as described in more detail below.

• Gotham generally votes proxies on behalf of each Client unless specifically requested not to do so by the Client in writing.

• Gotham’s general policy is to vote Client securities in conformity with the recommendations of Glass, Lewis & Co., LLC (“Glass Lewis”). Glass Lewis is a neutral third party that issues recommendations based on its own internal guidelines and research, and retains a record of all of its recommendations.

• Gotham may vote Client securities in a manner that is inconsistent with Glass Lewis’ recommendations when Gotham believes it is in the best interest of its Clients and such a vote does not create a conflict of interest between Gotham and its Clients. In such a case, Gotham will keep a record of why Glass Lewis’ recommendation was not in the Client’s best interest and information supporting Gotham’s decision.

• Gotham votes Client securities using Proxy Edge®, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Proxy Edge retains a record of proxy votes for each Client.

• Gotham may determine not to vote a particular proxy. This may be done, for example if: (i) the resolution of the proxy is not relevant to the Client’s investment; (ii) Gotham believes the cost of voting the proxy outweighs the potential benefit derived from voting; (iii) a proxy is received with respect to securities that are no longer held in a Client account; (iv) the terms of a securities lending agreement prevent Gotham from voting a loaned security; (v) Gotham (or Proxy Edge) receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies;(vi) Glass Lewis does not have a recommendation; or (vii) the terms of the security or any related agreement or applicable law preclude Gotham from voting.

• Gotham acknowledges that, when voting proxies, it is responsible for identifying and addressing material conflicts of interest. Relevant personnel are required to inform Gotham if they become aware of any material conflict of interest between Gotham and a Client or between Clients with respect to a proxy vote. Since Gotham generally votes in accordance with Glass Lewis’ recommendations, Gotham does not believe that any conflicts of interest will impact Gotham’s vote. When voting Client securities in a manner that is inconsistent with Glass Lewis’ recommendations, Gotham will review any conflicts of interest that are identified. Gotham will attempt to resolve the conflict of interest before it votes. In the event that the material conflict of interest cannot be reasonably resolved prior to voting, Gotham will either disclose the conflict to the Client, obtain Client consent or take other steps designed to ensure that a decision to vote the proxy was based on Gotham’s determination of Client’s best interest and was not the product of conflict.

• Each Client may request a copy of Gotham’s proxy voting policy, the Glass Lewis’ proxy voting guidelines, and records of how such Client’s securities were voted by making a written request to:

Gotham Asset Management, LLC

535 Madison Avenue, 30th Floor

New York, NY 10022

Attention: Legal & Compliance

• Gotham generally does not disclose proxy votes on behalf of a Client to any other Client. To the extent that Gotham serves as a sub-adviser to another adviser, Gotham may provide proxy voting records to such adviser, if requested.

•Gotham is responsible for reviewing all proxy voting for consistency with these policies and procedures and for compliance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, including maintaining records of Client inquiries and Gotham’s responses.

INVESTMENT MANAGER

GUIDELINES

2015 PROXY SEASON

AN ADDENDUM TO THE PROXY PAPER

POLICY GUIDELINES

INVESTMENT MANAGER GUIDELINES

The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investor’s potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

MANAGEMENT PROPOSALS

ELECTION OF DIRECTORS

In analyzing directors and boards, Glass Lewis’ Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

AUDITOR

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

COMPENSATION

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation (“say-on-pay”) and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager Guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

AUTHORIZED SHARES

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders approval to justify the use of additional shares. Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

SHAREHOLDER RIGHTS

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

MERGERS/ACQUISITIONS

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

SHAREHOLDER PROPOSALS

We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

GOVERNANCE

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well-targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

COMPENSATION

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

ENVIRONMENT

Glass Lewis’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company’s activities or operations with environmental. Further, the Glass Lewis’ Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

SOCIAL

Glass Lewis’ Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2014 Glass, Lewis & Co., LLC. All Rights Reserved.

SAN FRANCISCO

Headquarters

Glass, Lewis & Co., LLC

One Sansome Street

Suite 3300

San Francisco, CA 94104

Tel: +1 415-678-4110

Tel: +1 888-800-7001

Fax: +1 415-357-0200

NEW YORK

Glass, Lewis & Co., LLC

48 Wall Street

15th Floor

New York, N.Y. 10005

Tel: +1 212-797-3777

Fax: +1 212-980-4716

AUSTRALIA

CGI Glass Lewis Pty Limited

Suite 8.01, Level 8,

261 George St

Sydney NSW 2000

Australia

Tel: +61 2 9299 9266

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IRELAND

Glass Lewis Europe, Ltd.

15 Henry Street

Limerick, Ireland

Phone: +353 61 292 800

Fax: +353 61 292 899

FUNDVANTAGE TRUST

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)(i)	Amended and Restated Agreement and Declaration of Trust. [19]

(a)(ii)	Certificate of Trust. [1]

(a)(iii)	Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust. [39]

(b)	By-Laws. [1]

(c)	See, Articles 3, 7 and 8 of the Agreement and Declaration of Trust. [1]

(d)(i)

Form of Investment Advisory Agreement with Cutwater Investor Services Corp. (“Cutwater”) for the Cutwater High Yield Fund, Cutwater Multi-Sector Inflation Protection Fund, and Cutwater Municipal Bond Inflation Protection Fund. [10]

(d)(ii)	Investment Advisory Agreement with Lateef Investment Management, L.P. (“Lateef”) dated April 23, 2013. [25]

(d)(iii)	(A)	Investment Advisory Agreement with WHV Investments, Inc. (formerly Wentworth, Hauser and Violich, Inc.) (“WHV”) dated December 17, 2008. [14]

	(B)	Amended and Restated Schedule A and B to the Investment Advisory Agreement with WHV. [39]

	(C)	Form of Amended and Restated B to the Investment Advisory Agreement with WHV. [40]

(d)(iv)	Sub-Advisory Agreement made by and among the Registrant, WHV and Hirayama Investments, LLC (“Hirayama”) dated December 17, 2008. [5]

(d)(v)	Investment Advisory Agreement with Pemberwick Investment Advisors LLC (“Pemberwick”) dated January 31, 2010. [8]

(d)(vi)	Sub-Advisory Agreement between Pemberwick and J.P. Morgan Investment Management, Inc. (“JPMIM”) dated January 31, 2010. [8]

(d)(vii)	Investment Advisory Agreement with Private Capital Management, LLC (“Private Capital”) dated October 28, 2013. [30]

(d)(viii)	Investment Advisory Agreement with Estabrook Capital Management LLC (“Estabrook”) dated July 22, 2010. [12]

(d)(ix)	(A)	Investment Advisory Agreement with the Asset Management Group of Bank of Hawaii (“AMG of BOH”) dated June 25, 2010.[11]

	(B)	Form of Amended and Restated Schedules A and B to the Investment Advisory Agreement with AMG of BOH. [30]

(d)(x)	(A)	Investment Advisory Agreement with Polen Capital Management, LLC (“Polen”) dated October 19, 2012. [26]

	(B)	Amended and Restated Schedule A and B to the Investment Advisory Agreement with Polen. [36]

(d)(xi)	(A)	Investment Advisory Agreement with DuPont Capital Management Corporation (“DuPont Capital”) dated August 9, 2010. [12]

	(B)	Amended and Restated Schedules A and B to the Investment Advisory Agreement with DuPont Capital. [30]

(d)(xii)	(A)	Investment Advisory Agreement with Gotham Asset Management, LLC (“Gotham”) dated November 2, 2010. [13]

	(B)	Amended and Restated Schedule A and B to the Investment Advisory Agreement with Gotham. [38]

(d)(xiii)	Investment Advisory Agreement with Montibus Capital Management LLC (formerly TW Asset Management LLC; then Timberline Asset Management LLC) (“MCM”) dated December 29, 2010. [14]

(d)(xiv)	Investment Advisory Agreement with Cutwater for the Cutwater Investment Grade Bond Fund dated November 23, 2010. [14]
(d)(xv)	Investment Advisory Agreement with Equity Investment Corporation (“EIC”) dated April 21, 2011. [17]

(d)(xvi)	Investment Advisory Agreement with Boston Advisors, LLC (“Boston Advisors”) for the Boston

Advisors Broad Allocation Strategy Fund dated January 25, 2011. [17]

(d)(xvii)	Sub-Advisory Agreement made by and among the Registrant, WHV and Acuity Capital Management, LLC (“Acuity”). [33]

(d)(xviii)	Investment Advisory Agreement with Choice Financial Partners, Inc., d/b/a EquityCompass Strategies (“EquityCompass”). [30]

(d)(xix)	Sub-Advisory Agreement made by and among the Registrant, WHV and Seizert Capital Partners, LLC (“Seizert”) dated December 19, 2014. [33]

(d)(xx)	Investment Advisory Agreement with Sirios Capital Management, L.P. (“Sirios”). [30]

(d)(xxi)	Investment Advisory Agreement with BRAM US LLC (“BRAM”). [30]

(d)(xxii)	Investment Advisory Agreement with Mount Lucas Management LP (“Mount Lucas”). [31]

(d)(xxiii)	Investment Advisory Agreement with SkyBridge Capital II, LLC (“SkyBridge”). [31]

(d)(xxiv)	(A)	Sub-Advisory Agreement made by and among the Registrant, WHV and EAM Global Investors, LLC (“EAM Global”). [32]

	(B)	Form of Amended and Restated Schedule A to the Sub-Advisory Agreement among the Registrant, WHV and EAM Global. [40]

(e)(i)	Underwriting Agreement with Foreside Funds Distributors LLC (“Foreside”) dated April 1, 2012. [18]

(e)(ii)	Amendment to Underwriting Agreement with Foreside dated May 21, 2012. [20]

(e)(iii)	Second Amendment to Underwriting Agreement with Foreside dated June 1, 2012. [20]

(e)(iv)	Third Amendment to Underwriting Agreement with Foreside dated August 27, 2012. [26]

(e)(v)	Fourth Amendment to Underwriting Agreement with Foreside dated May 28, 2013. [26]

(e)(vi)	Fifth Amendment to Underwriting Agreement with Foreside dated September 1, 2013. [33]

(e)(vii)	Sixth Amendment to Underwriting Agreement with Foreside dated September 27, 2013. [33]

(e)(viii)	Seventh Amendment to Underwriting Agreement with Foreside dated March 19, 2014. [33]

(e)(ix)	Form of Eighth Amendment to Underwriting Agreement with Foreside dated March 20, 2014. [33]

(e)(x)	Form of Ninth Amendment to Underwriting Agreement with Foreside dated June 11, 2014. [33]

(f)	Not applicable.

(g)(i)	(A)	Custody Agreement with The Bank of New York Mellon dated March 14, 2011. [17]

	(B)	Amended and Restated Schedule II to the Custody Agreement with The Bank of New York Mellon dated July 31, 2014. [33]

(g)(ii)	Foreign Custody Manager Agreement with The Bank of New York Mellon dated March 14, 2011. [17]

(h)(i)	(A)	Transfer Agency Services Agreement with BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) dated July 19, 2007. [2]

	(B)	Amended and Restated Exhibit A to the Transfer Agency Services Agreement dated July 31, 2014. [33]

	(C)	Red Flags Services Amendment to Transfer Agency Services Agreement dated May 1, 2009. [17]

(h)(ii)	(A)	Administration and Accounting Services Agreement with BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) dated July 19, 2007. [2]

	(B)	Amended and Restated Exhibit A to the Administration and Accounting Services Agreement dated July 31, 2014. [33]

	(C)	Fair Value Services Amendment to the Administration and Accounting Services Agreement dated August 12, 2010. [12]
	(D)	Amendment to the Administration and Accounting Services Agreement dated December 2, 2010. [17]

(h)(iii)	Amended and Restated Expense Limitation/Reimbursement Agreement with WHV for the WHV International Equity Fund dated December 17, 2008, as amended and restated August 31, 2013. [26]

(h)(iv)	Amended and Restated Expense Limitation Agreement with Lateef dated August 30, 2010, as amended and restated August 31, 2014. [33]

(h)(v)	Amended and Restated Expense Limitation/Reimbursement Agreement with Private Capital dated May 27, 2010, as amended and restated August 31, 2014. [33]

(h)(vi)	Amended and Restated Expense Limitation/Reimbursement Agreement with Estabrook dated July 22, 2010, as amended and restated August 31, 2014. [33]

(h)(vii)	Amended and Restated Fee Waiver Agreement with AMG of BOH dated June 25, 2010, as amended and restated August 31, 2013. [26]

(h)(viii)	Amended and Restated Expense Limitation/Reimbursement Agreement with DuPont Capital for the DuPont Capital Emerging Markets Fund dated August 11, 2010, as amended and restated August 31,

2014. [33]

(h)(ix)	Amended and Restated Expense Limitation/Reimbursement Agreement with MCM dated December 29, 2010, as amended and restated August 31, 2013. [26]

(h)(x)	Amended and Restated Expense Limitation/Reimbursement Agreement with Polen for the Polen Growth Fund dated June 20, 2010, as amended and restated August 31, 2014. [33]

(h)(xi)	Expense Limitation/Reimbursement Agreement with EIC dated April 21, 2011. [17]

(h)(xii)

Amended and Restated Expense Limitation/Reimbursement Agreement with DuPont Capital for the DuPont Capital Emerging Markets Debt Fund dated September 23, 2013, as amended and restated August 31, 2014. [33]

(h)(xiii)	Amended and Restated Expense Limitation/Reimbursement Agreement with Boston Advisors dated January 25, 2011, as amended and restated August 31, 2014. [33]

(h)(xiv)	Expense Limitation/Reimbursement Agreement with Polen for the Polen Global Growth Fund. [33]

(h)(xv)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Absolute Return Fund. [22]

(h)(xvi)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Enhanced Return Fund. [23]

(h)(xvii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Neutral Fund. [27]

(h)(xviii)	Expense Limitation/Reimbursement Agreement with WHV for the WHV/Seizert Small Cap Value Equity Fund. [30]

(h)(xix)	Expense Limitation/Reimbursement Agreement with EquityCompass for the Quality Dividend Fund dated September 26, 2013. [30]

(h)(xx)	Expense Limitation/Reimbursement Agreement with Sirios for the Sirios Focus Fund dated December 12, 2013. [30]

(h)(xxi)

Expense Limitation/Reimbursement Agreement with BRAM for the Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund (formerly, Bradesco Brazilian Hard Currency Bond Fund) dated December 18, 2013. [30]

(h)(xxii)	Expense Limitation/Reimbursement Agreement with Mount Lucas. [31]

(h)(xxiii)	Expense Limitation/Reimbursement Agreement with SkyBridge. [31]

(h)(xxiv)	(A)	Expense Limitation/Reimbursement Agreement with WHV for the WHV/EAM International Small Cap Equity Fund and the WHV/EAM Emerging Markets Small Cap Equity Fund. [32]

(B)

Amended and Restated Schedule A to the Expense Limitation/Reimbursement Agreement with WHV for the WHV/EAM International Small Cap Equity Fund and the WHV/EAM Emerging Markets Small Cap Equity Fund. [40]

(h)(xxv)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Absolute 500 Fund. [33]

(h)(xxvi)	Expense Limitation/Reimbursement Agreement with WHV for the WHV/Acuity Tactical Credit Long/Short
Fund. [33]

(h)(xxvii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Enhanced 500 Fund. [37]

(h)(xxviii)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Total Return Fund. [38]

(h)(xxix)	Expense Limitation/Reimbursement Agreement with Gotham for the Gotham Index Plus Fund. [38]

(h)(xxx)	Form of Expense Limitation/Reimbursement Agreement with WHV for the Rivington Diversified International Equity Fund by WHV and Rivington Diversified Global Equity Fund. [39]

(i)	None.

(j)	Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)	Not applicable.

(l)	Initial Capital Agreement. [2]

(m)(i)	Plan of Distribution Pursuant to Rule 12b-1 (“12b-1 Plan”) for Cutwater Funds. [9]

(m)(ii)	12b-1 Plan for the Lateef Fund. [3]

(m)(iii)	Form of selling and/or services agreement related to Rule 12b-1 Plans. [17]

(m)(iv)

12b-1 Plan for the WHV/Acuity Tactical Credit Long/Short Fund, WHV International Equity Fund, WHV/Seizert Small Cap Value Equity Fund, WHV/EAM International Small Cap Equity Fund, WHV/EAM Emerging Markets Small Cap Equity Fund, Rivington Diversified International Equity Fund by WHV and the Rivington Diversified Global Equity Fund by WHV. [39]

(m)(v)	12b-1 Plan for the Private Capital Management Value Fund. [17]

(m)(vi)	12b-1 Plan for the Estabrook Value Fund and Estabrook Investment Grade Fixed Income Fund. [6]

(m)(vii)	12b-1 Plan for the Polen Growth Fund and Polen Global Growth Fund. [33]

(m)(viii)	12b-1 Plan for MCM Small Cap Growth Fund. [14]

(m)(ix)	12b-1 Plan for Boston Advisors Broad Allocation Strategy Fund. [17]

(m)(x)	12b-1 Plan for EIC Value Fund. [16]

(m)(xi)	12b-1 Plan for Quality Dividend Fund. [24]

(m)(xii)	12b-1 Plan for Sirios Focus Fund. [27]

(m)(xiii)	12b-1 Plan for SkyBridge Dividend Value Fund. [28]

(m)(xiv)	12b-1 Plan for Bradesco Latin American Equity Fund and the Bradesco Latin American Hard Currency Bond Fund (formerly, Bradesco Brazilian Hard Currency Bond Fund). [28]

(n)	(A)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3. [27]

	(B)	Form of Amended and Restated Schedule A to the Multiple Class Plan. [40]

(o)	[RESERVED]

(p)(i)	Code of Ethics of the Registrant. [17]

(p)(ii)	Code of Ethics of Cutwater. [20]

(p)(iii)	Code of Conduct of Foreside. [20]

(p)(iv)	Code of Ethics of Lateef. [17]

(p)(v)	Code of Ethics of Boston Advisors. [20]

(p)(vi)	Code of Ethics of WHV. [20]

(p)(vii)	Code of Ethics of Hirayama. [4]

(p)(viii)	Code of Ethics of Pemberwick. [20]

(p)(ix)	Code of Ethics of Private Capital. [17]

(p)(x)	Code of Ethics of Estabrook. [20]
(p)(xi)	Code of Ethics of AMG of BOH. [7]

(p)(xii)	Code of Ethics of JPMIM. [20]

(p)(xiii)	Code of Ethics of Polen. [8]

(p)(xiv)	Code of Ethics of DuPont. [17]

(p)(xv)	Code of Ethics of Gotham. [20]

(p)(xvi)	Code of Ethics of MCM. [20]

(p)(xvii)	Code of Ethics of EIC. [16]

(p)(xix)	Code of Ethics of EquityCompass. [27]

(p)(xx)	Code of Ethics of Seizert. [27]

(p)(xxi)	Code of Ethics of Sirios. [27]

(p)(xxii)	Code of Ethics of BRAM. [28]

(p)(xxiii)	Code of Ethics of Mount Lucas. [28]

(p)(xxiv)	Code of Ethics of SkyBridge. [28]

(p)(xxv)	Code of Ethics of EAM Global. [30]

(p)(xxvi)	Code of Ethics of Acuity. [35]

(q)	Powers of Attorney for Robert J. Christian, Iqbal Mansur, Donald J. Puglisi, Nancy B. Wolcott and Stephen M. Wynne. [29]

(1)	Incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A as filed with the Commission on March 7, 2007.
(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Commission on July 27, 2007.
(3)	Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement as filed with the Commission on August 6, 2007
(4)	Incorporated by reference to Post-Effective Amendment No. 11 to Registrant’s Registration Statement as filed with the Commission on December 16, 2008.
(5)	Incorporated by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement as filed with the Commission on June 12, 2009.
(6)	Incorporated by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement as filed with the Commission on February 16, 2010.
(7)	Incorporated by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement as filed with the Commission on March 12, 2010.
(8)	Incorporated by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement

as filed with the Commission on April 8, 2010.
(9)	Incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement as filed with the Commission on June 24, 2010.
(10)	Incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement as filed with the Commission on June 30, 2010.
(11)	Incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement as filed with the Commission on July 1, 2010.
(12)	Incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement as filed with the Commission on August 30, 2010.
(13)	Incorporated by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement as filed with the Commission on November 3, 2010.
(14)	Incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement as filed with the Commission on February 8, 2011.
(15)	Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement as filed with the Commission on March 15, 2011.
(16)	Incorporated by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement as filed with the Commission on April 21, 2011.
(17)	Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement as filed with the Commission on August 29, 2011.
(18)	Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement as filed with the Commission on April 13, 2012.
(19)	Incorporated by reference to Post-Effective Amendment No. 57 to Registrant’s Registration Statement as filed with the Commission on May 18, 2012.
(20)	Incorporated by reference to Post-Effective Amendment No. 60 to Registrant’s Registration Statement as filed with the Commission on July 27, 2012.
(21)	Incorporated by reference to Post-Effective Amendment No. 62 to Registrant’s Registration Statement as filed with the Commission on August 28, 2012.
(22)	Incorporated by reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement as filed with the Commission on August 29, 2012
(23)	Incorporated by reference to Post-Effective Amendment No. 71 to Registrant’s Registration Statement as filed with the Commission on June 17, 2013.
(24)	Incorporated by reference to Post-Effective Amendment No. 72 to Registrant’s Registration Statement as filed with the Commission on June 27, 2013.
(25)	Incorporated by reference to Post-Effective Amendment No. 73 to Registrant’s Registration Statement as filed with the Commission on June 28, 2013.
(26)	Incorporated by reference to Post-Effective Amendment No. 77 to Registrant’s Registration Statement as filed with the Commission on August 28, 2013.
(27)	Incorporated by reference to Post-Effective Amendment No. 78 to Registrant’s Registration Statement as filed with the Commission on August 30, 2013.
(28)	Incorporated by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement as filed with the Commission on September 26, 2013.
(29)	Incorporated by reference to Post-Effective Amendment No. 92 to Registrant’s Registration Statement as filed with the Commission on January 14, 2014.
(30)	Incorporated by reference to Registrant’s Registration Statement on Form N-14, filed with the SEC on December 13, 2013.
(31)	Incorporated by reference to Post-Effective Amendment No. 95 to Registrant’s Registration Statement as filed with the Commission on March 19, 2014.
(32)	Incorporated by reference to Post-Effective Amendment No. 99 to Registrant’s Registration Statement as filed with the Commission on May 15, 2014.
(33)	Incorporated by reference to Post-Effective Amendment No. 101 to Registrant’s Registration Statement as filed with the Commission on June 27, 2014.
(34)	Incorporated by reference to Post-Effective Amendment No. 104 to Registrant’s Registration Statement as filed with the Commission on August 28, 2014.
(35)	Incorporated by reference to Post-Effective Amendment No. 107 to Registrant’s Registration Statement as filed with the Commission on October 16, 2014.
(36)	Incorporated by reference to Post-Effective Amendment No. 108 to Registrant’s Registration Statement

as filed with the Commission on January 2, 2015.
(37)	Incorporated by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement as filed with the Commission on January 15, 2015.
(38)	Incorporated by reference to Post-Effective Amendment No. 113 to Registrant’s Registration Statement as filed with the Commission on April 1, 2015.
(39)	Incorporated by reference to Post-Effective Amendment No. 115 to Registrant’s Registration Statement as filed with the Commission on June 30, 2015.
(40)	Incorporated by reference to Post-Effective Amendment No. 116 to Registrant’s Registration Statement as filed with the Commission on July 10, 2015.

Item 29. Persons Controlled by or Under Common Control with the Registrant.

None.

Item 30. Indemnification.

The Registrant’s Agreement and Declaration of Trust (the “Agreement”) and by-laws provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or distributor of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets may indemnify and hold harmless each trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee’s performance of his or her duties as a trustee or officer of the Registrant; provided that the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. (See Article 5 and 9 of the Agreement which has been incorporated by reference as Exhibit 28(a)(i) and the Registrant’s By-Laws which have been incorporated by reference as Exhibit 28(b).)

Each Investment Advisory Agreement with Cutwater, Lateef, Boston Advisors, WHV, Pemberwick, Private Capital, Estabrook, AMG of BOH, Polen, DuPont Capital, Gotham, MCM, EIC, EquityCompass, Sirios, BRAM, Mount Lucas and SkyBridge provides, among other things, that an investment adviser shall not be liable for any loss suffered by the Registrant with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify an investment adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the investment adviser. (See Investment Advisory Agreements which have been incorporated by reference as Exhibits 28(d)(i)-(iii), 28(d)(v), 28(d)(vii)-(d)(xvi), 28(d)(xviii) and 28(d)(xx)-(d)(xxiii).)

Each Sub-Advisory Agreement by and between WHV and its sub-advisors Acuity, Hirayama, Seizert, and EAM Global, provides, among other things, that a sub-advisor will not be liable for any loss suffered by the Registrant or WHV with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under its agreement (“disabling conduct”). In addition, the Registrant has agreed to indemnify a sub-advisor against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the sub-advisor. (See Sub-Advisory Agreements which have been incorporated by reference as Exhibits 28(d)(iv), 28(d)(xix), 28(d)(xvii) and 28(d)(xxiv).)

The Sub-Advisory Agreement by and between Pemberwick and JPMIM provides, among other things, that Pemberwick indemnifies JPMIM for, and will hold it harmless against any losses to which JPMIM may become subject as a direct result of such agreement or JPMIM’s performance of its duties thereunder; provided, however, that nothing contained herein shall require that JPMIM be indemnified for losses that resulted from JPMIM’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Agreement. (See the Sub-Advisory Agreement which has been incorporated by reference as Exhibit 28(d)(vi).)

The Underwriting Agreement with Foreside Funds Distributors LLC (the “Underwriter”) provides, among other things, that the Registrant will indemnify, defend and hold harmless the Underwriter and its affiliates and their respective directors, trustees, officers, agents and employees from all claims, suits, actions, damages, losses, liabilities, obligations, costs and reasonable expenses (including attorneys’ fees and court costs, travel costs and other reasonable out-of-pocket costs related to dispute resolution) arising directly or indirectly from (a) any action or omission to act by any prior service provider of the Registrant, and (b) any action taken or omitted to be taken by the Underwriter in connection with the provision of services to the Registrant except that the Underwriter shall be liable for any damages arising out of its failure to perform its duties under the agreement to the extent such damages arise out of the Underwriter’s willful misfeasance, bad faith, negligence or reckless disregard of such duties. (See the Underwriting Agreement which has been incorporated by reference as Exhibits 28(e)(i)-(e)(x).)

Item 31. Business and Other Connections of Investment Advisers.

Cutwater is a registered investment adviser located at 113 King Street, Armonk, New York 10504 and is a direct wholly-owned subsidiary of Cutwater Holdings LLC, a Delaware limited liability company located at 113 King Street, Armonk, New York 10504 and an indirect wholly-owned subsidiary of MBIA Inc. (“MBIA”), a Connecticut corporation with principal offices at the same address. MBIA is a publicly held NYSE listed company and reporting company under the Securities Exchange Act of 1934. The directors and officers of Cutwater are provided on Cutwater’s most recently filed Schedule A of Form ADV (IARD No. 107200), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of Cutwater who were engaged in any other business, profession, vocation or employment of a substantial nature during the past two years.

	Position with	Other Substantial
Name	Cutwater	Business Activities
Clifford D. Corso	Chief Investment Officer	Executive Vice President, Chief Investment Officer, MBIA Inc.
Leonard I. Chubinsky	General Counsel, Secretary	Assistant General Counsel, MBIA Insurance Corporation
William C. Fallon	Director	President, Chief Operating Officer, MBIA Inc.

Lateef is a registered investment adviser located at 300 Drakes Landing Road, Suite 210, Greenbrae, California 94904. The general partner, limited partners, officers and directors of Lateef are provided on Lateef’s most recently filed Schedule A of Form ADV (IARD No. 107049), which is incorporated herein by reference. The partners, directors and officers of Lateef are not engaged in any other business, profession, vocation or employment of a substantial nature.

Boston Advisors is a registered investment adviser located at One Liberty Square, 10th Floor, Boston, Massachusetts 02109. The members and officers of Boston Advisors are provided on Boston Advisors most recently filed Schedule A of Form ADV (IARD No. 140059), which is incorporated herein by reference. The officers of Boston Advisors are not engaged in any other business, profession, vocation or employment of a substantial nature.

WHV is a registered investment adviser located at 301 Battery Street, Suite 400, San Francisco, California, 94111-3203 and is a direct wholly-owned subsidiary of Laird Norton Investment Management, Inc. (“LNIM”), a Washington corporation with principal offices at 801 Second Avenue, Suite 1300, Seattle, Washington 98104 and an indirect wholly-owned subsidiary of Laird Norton Company, LLC (“LNC”), a Nevada limited liability company with principal offices at the same address as LNIM. The members and officers of WHV are listed on WHV’s most recently filed Schedule A of Form ADV Part I (IARD No. 107214), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of WHV who are engaged in any other business, profession, vocation or employment of a substantial nature.

	Position with	Other Substantial
Name	WHV	Business Activities
Jeffrey S. Vincent	Director	CEO/President of Laird Norton Company, LLC
Theodore H,. Smyth	Director	Principal and Founder of Andrew Pierce Corporation
Tim Carver	Director	Managing Director, Northern Light Capital Group LLC
H. Paul Reynolds	Director	President and CEO of Camber Health Partners
Andrew L. Turner	President and CEO	Director, Northern Lights Capital Group LLC
Lawrence S. Hing	Chief Compliance Officer	Chief Compliance Officer of Hirayama

Hirayama is a registered investment adviser located at 301 Battery Street, Suite 400, San Francisco, California, 94111-3203 and is an affiliate of WHV, a registered investment adviser that is wholly-owned by LNIM. The members and officers of Hirayama are listed on Hirayama’s most recently filed Schedule A of Form ADV Part I (IARD No. 147816), which is incorporated herein by reference. Set forth below are the names and businesses of certain members and officers of Hirayama who are engaged in any other business, profession, vocation or employment of a substantial nature.

	Position with	Other Substantial
Name	Hirayama	Business Activities
Richard K. Hirayama	Managing Member	Senior Vice President and Portfolio Manager of WHV
Lawrence S. Hing	Chief Compliance Officer	Chief Compliance Officer of WHV
Laura A. Stankard	Member	Vice President and Portfolio Manager/Analyst of WHV
Allison G. Goodson	Member	Vice President and Portfolio Manager/Analyst of WHV

Pemberwick is a registered investment adviser located at 340 Pemberwick Road Greenwich, Connecticut 06831. The members and officers of Pemberwick are provided on Pemberwick’s most recently filed Schedule A of Form ADV (IARD No. 149639), which is incorporated herein by reference. Set forth below are the names and businesses of certain members and officers of Pemberwick who are engaged in any other business, profession, vocation or employment of a substantial nature.

	Position with	Other Substantial
Name	Pemberwick	Business Activities
David A. Salzman	Member	President of The Richman Group, Inc.
Kristin M. Miller	Member	President of The Richman Group Development Corporation
Lelia Long	Chief Compliance Officer	Director Vigilant Compliance Services
James P. Hussey	CEO	Chief Financial Officer of The Richman Group, Inc.
Richard P. Richman	Manager	Chairman and major shareholder of The Richman Group, Inc.
Brian P. Myers	Member	President of Richman Asset Management, Inc.

JPMIM is a registered investment adviser located at 270 Park Avenue, New York, New York 10017. The directors and officers of JPMIM are provided on JPMIM’s most recently filed Schedule A of Form ADV (IARD No. 107038), which is incorporated herein by reference. The directors and officers of JPMIM are not engaged in any other business, profession, vocation or employment of a substantial nature.

Private Capital is a registered investment adviser located at 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108. The officers of Private Capital are provided on Private Capital’s most recently filed Schedule A of Form ADV (IARD No. 104672), which is incorporated herein by reference. Set forth below are the names and businesses of certain officers of Private Capital who are engaged in any other business, profession, vocation or employment of a substantial nature.

	Position with	Other Substantial
Name	Private Capital	Business Activities
Charles D. Atkins	President, Chief Compliance Officer and General Counsel	General Counsel of Carnes Capital Corporation, 8889 Pelican Bay Blvd., Suite 500, Naples, FL 34108-7512
David G. Joyce	Chief Financial Officer and Chief Administrative Officer	Chief Financial Officer of Carnes Capital Corporation, 8889 Pelican Bay Blvd., Suite 500, Naples, FL 34108-7512

Estabrook is a registered investment adviser located at 900 Third Avenue, 10th Floor, New York, New York 10022. The members, directors and officers of Estabrook are provided on Estabrook’s most recently filed Schedule A of Form ADV (IARD No. 128856), which is incorporated herein by reference. The members, directors and officers of Estabrook are not engaged in any other business, profession, vocation or employment of a substantial nature.

AMG of BOH is a registered investment adviser located at 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813. The members and officers of AMG of BOH are provided on AMG of BOH’s most recently filed Schedule A of Form ADV (IARD No. 112324), which is incorporated herein by reference. The members, directors and officers of AMG are not engaged in any other business, profession, vocation or employment of a substantial nature.

Polen is a registered investment adviser located at 1825 NW Corporate Blvd., Suite 300, Boca Raton, Florida 33431. The directors and officers of Polen are provided on Polen’s most recently filed Schedule A of Form ADV (IARD No. 106093), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of Polen who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with Polen	Other Substantial Business Activities
Stanley C. Moss	Chief Executive Officer and Chief Compliance Officer	Chairman and Director, Polen Capital Investment Funds plc. Chief Executive Officer, President and Director, Polen Capital Management, Inc.
Daniel A. Davidowitz	Chief Investment Officer and Portfolio Manager	Chief Investment Officer, Vice President and Director, Polen Capital Management, Inc.

DuPont Capital is a registered investment adviser located at Delaware Corporate Center, One Righter Parkway, Suite 3200, Wilmington, Delaware 19803. The directors and officers of DuPont Capital are provided on DuPont Capital’s most recently filed Schedule A of Form ADV (IARD No. 107145), which is incorporated herein by reference. Certain directors and officers of DuPont Capital have roles and responsibilities respecting DuPont Capital’s parent company, E.I. du Pont de Nemours and Company or its affiliates and/or DuPont Capital’s wholly owned broker dealer subsidiary, DuPont Capital Management Marketing Corporation. The directors and officers of DuPont Capital are not engaged in any other business, profession, vocation or employment of a substantial nature.

Gotham is a registered investment adviser located at 535 Madison Avenue, 30th Floor, New York, New York 10022. The members, directors and officers of Gotham are provided on Gotham’s most recently filed Schedule A of Form ADV (IARD No. 149335), which is incorporated herein by reference.

	Position with	Other Substantial
Name	Gotham	Business Activities
Joel Greenblatt	Managing Principal and Co-Chief Investment Officer

Director, Pzena Investment Management, Inc.

120 West 45th Street

20th Floor

New York, NY 10036

Board Member, Investment Board for the University of Pennsylvania

University of Pennsylvania - The Office of Investments

3535 Market Street, Suite 200

Philadelphia, PA 19104-3309

EIC is a registered investment adviser located at 3007 Piedmont Road, NE, Suite 200 Atlanta, Georgia 30305. The members and officers of EIC are provided on EIC’s most recently filed Schedule A of Form ADV (IARD No. 108510), which is incorporated herein by reference. The members, directors and officers of EIC are not engaged in any other business, profession, vocation or employment of a substantial nature.

MCM is a registered investment adviser located at 805 SW Broadway, Suite 2400, Portland, Oregon 97205. The directors and officers of MCM are provided on MCM’s most recently filed Schedule A of Form ADV (IARD No. 143308), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of MCM who are engaged in any other business, profession, vocation or employment of a substantial nature. Unless otherwise noted, the principal business address of each company in the other substantial business activities section is: One Montgomery Street, Suite 3700, San Francisco, CA 94104.

Name	Position with MCM	Other Substantial Business Activities
Thomas W. Weisel	Chairman, Board of Managers

Chairman, Board of Managers, Thomas Weisel Asset Management LLC and Thomas Weisel Capital Management LLC

various positions, Thomas Weisel Group, Inc., and various other subsidiaries

Co —Chairman, Board of Directors, Stifel Financial Corp., One Financial Plaza,501 North Broadway, St. Louis, MO 63102

Paul C. Slivon	Member, Board of Managers

Member, Board of Managers, Thomas Weisel Asset Management LLC

Chief Executive Officer, Thomas Weisel Partners LLC

Senior Managing Director, Stifel, Nicolaus & Company, Incorporated, One Financial Plaza,501 North Broadway, St. Louis, MO 63102

Mark P. Fisher	Chief Legal Officer

Chief Legal Officer, Thomas Weisel Asset Management LLC, Thomas Weisel Capital Management LLC and Thomas Weisel Global Growth Partners LLC

Various positions, Thomas Weisel Group, Inc. and various other subsidiaries

Managing Director-Legal, Stifel, Nicolaus & Company, Incorporated

Kenneth A. Korngiebel	Chief Investment Officer	Member, Board of Managers, Thomas Weisel Asset Management LLC
Stephen J. Bushmann	Chief Financial Officer	Chief Financial Officer, Thomas Weisel Asset Management LLC
Cynthia Perez	Chief Operating Officer	Chief Operating Officer, Thomas Weisel Asset Management LLC, Thomas Weisel Capital Management LLC and Thomas Weisel Global Growth Partners LLC
Rita S. Kazembe	Chief Compliance Officer	Chief Compliance Officer, Investment Advisory Services, Stifel, Nicolaus & Company, Incorporated, One Financial Plaza,501 North Broadway, St. Louis, MO 63102

EquityCompass is a registered investment adviser located at 1 South Street, 16th Floor, Baltimore, MD 21202. The members, directors and officers of EquityCompass are provided on EquityCompass’ most recently filed Schedule A of Form ADV (IARD No. 145420), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of EquityCompass who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with EquityCompass	Other Substantial Business Activities
Elizabeth A. Watkins	Chief Compliance Officer	Chief Compliance Officer, Thomas Weisel Capital Management LLC, Thomas Weisel Global Growth Partners LLC, Ziegler Capital Management LLC, Montibus Capital Management LLC, Missouri Valley Partners LLC

Seizert is a registered investment adviser located at 185 Oakland Ave., Suite 100, Birmingham, Michigan 48009. The members, directors and officers of Seizert are provided on Seizert’s most recently filed Schedule A of Form ADV (IARD No. 108954.), which is incorporated herein by reference.

Sirios is a registered investment adviser located at One International Place, Boston, Massachusetts 02110. The partners, directors and officers of Sirios are provided on Sirios’ most recently filed Schedule A of Form ADV (IARD No. 160580), which is incorporated herein by reference. The officers of Sirios are not engaged in any other business, profession, vocation or employment of a substantial nature.

BRAM is a registered investment adviser located at 1450, Paulista, AV, 6th Floor, Sao Paulo, Brazil 01310917. The partners, directors and officers of BRAM are provided on BRAM’s most recently filed Schedule A of Form ADV (IARD No. 159558), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of BRAM who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with BRAM US LLC	Other Substantial Business Activities
JOAQUIM VIEIRA FERREIRA LEVY	President	CEO, Bradesco Asset Management DTVM, 1450 Av Paulista 6th Floor Sao Paulo-SP 01310-917 Brazil
RICARDO AUGUSTO MIZUKAWA	Assistant Secretary	Head of Products, Bradesco Asset Management DTVM , 1450 Av Paulista 6th Floor Sao Paulo-SP 01310-917 Brazil
LUIZ OSÓRIO LEÃO FILHO	Assistant Secretary	Head of International Business Development, Bradesco Asset Management DTVM, 1450 Av Paulista 6th Floor Sao Paulo-SP 01310-917 Brazil
HERCULANO ANIÍBAL ALVES	Vice President	Consultant, Bradesco Asset Management DTVM, 1450 Av Paulista 6th Floor Sao Paulo-SP 01310-917 Brazil
REINALDO LE GRAZIE	Vice President	Fixed Income and Multistrategy CIO, Bradesco Asset Management DTVM, 1450 Av Paulista 6th Floor Sao Paulo-SP 01310-917 Brazil
REGINA HADDAD DELALAMO	Secretary	COO, Banco Bradesco SA, 1450 Av Paulista 10th Floor Sao Paulo-SP 01310-917 Brazil

Mount Lucas is a registered investment adviser located at 405 South State Street, Newtown, PA 18940. The members, directors and officers of Mount Lucas are provided on Mount Lucas’ most recently filed Schedule A of Form ADV (IARD No. 108255), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of Mount Lucas who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with Mount Lucas	Other Substantial Business Activities
Paul DeRosa	Chairman	Director, Intervest Bancshares Corp. Intervest National Bank One Rockefeller Plaza, Suite 400 New York, NY 10020 Director, Ambac Financial Group Inc. One State Street Plaza New York, NY 10004
Charles S. Crow	Chief Compliance Officer

Director (independent), 1st
Constitution Bancorp

2650 Route 130 & DeyRoad

Cranbury, NJ 08512

Director, of the Arden-Sage registered
fund group of companies (domestic only)

909 Third Avenue, 28th Floor

New York, NY 10022

Principal, Crow & Associates

100 Canal Pointe Boulevard

Suite 214

Princeton, NJ 08540

SkyBridge is a registered investment adviser located at 527 Madison Avenue, 16th Floor, New York, NY 10022. The members, directors and officers of SkyBridge, which are required to be, provided on SkyBridge’s most recently filed Schedule A of Form ADV (IARD No. 148152) are set forth therein, which is incorporated herein by reference. The directors and officers of SkyBridge are not engaged in any other business, profession, vocation or employment of a substantial nature.

EAM Global, is a registered investment adviser, located at 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007. The members, directors and officers of EAM Global are provided on EAM Global’s most recently filed Schedule A of Form ADV (IARD No. 170870), which is incorporated herein by reference. Set forth below are the names and businesses of certain directors and officers of EAM Global who are engaged in any other business, profession, vocation or employment of a substantial nature.

Name	Position with EAM Global	Other Substantial Business Activities
Derek John Gaertner	Chief Compliance Officer and Chief Operating Officer	Chief Compliance Officer, Chief Operating Officer and Member, EAM Investors LLC 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007
Frank Page Hurst	Managing Director	President and Managing Member, EAM Investors LLC 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007
Joshua Matthew Moss	Vice President	Vice President and Member, EAM Investors LLC 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007
Travis Tyler Prentice	President, Chief Executive Officer and Managing Director	CEO, Chief Investment Officer and Managing Member, EAM Investors LLC 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007
Byron C. Roth	Managing Director

Managing Director, EAM Investors LLC

2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007

CEO and Chairman of the Board, Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, CA 92660

Gordon J. Roth	Managing Director

Managing Director, EAM Investors LLC

2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007

COO, CFO and Board Member, Roth Capital Partners, LLC

888 San Clemente Drive

Newport Beach, CA 92660

Montie Lee Weisenberger	Managing Director	Senior Vice President, Chief Operating Officer and Member, EAM Investors LLC 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007

Acuity is a registered investment adviser located at 60 Arch Street, 2nd Floor, Greenwich, CT 06830. The partners, directors and officers of Acuity are provided on Acuity’s most recently filed Schedule A of Form ADV (IARD No. 127014), which is incorporated herein by reference. The partners, directors and officers of Acuity are not engaged, and have not been engaged within the last two fiscal years, in any other business, profession, vocation or employment of a substantial nature.

Item 32. Principal Underwriter

Item 32. Foreside Funds Distributors LLC

Item 32(a) Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1. Aston Funds

2. E.I.I. Realty Securities Trust

3. FundVantage Trust

4. GuideStone Funds

5. Kalmar Pooled Investment Trust

6. Matthews International Funds (d/b/a Matthews Asia Funds)

7. Metropolitan West Funds

8. The Motley Fool Funds Trust

9. New Alternatives Fund, Inc.

10. Old Westbury Funds, Inc.

11. The RBB Fund, Inc.

12. Stratton Mid Cap Value Fund, Inc. (f/k/a Stratton Multi-Cap Fund, Inc.)

13. Stratton Real Estate Fund, Inc.

14. The Stratton Funds, Inc.

15. The Torray Fund

16. Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)

Item 32(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

Item 32(c) Not applicable.

Item 33. Locations of Accounts and Records.

All accounts and records are maintained by the Registrant, or on its behalf by the following entities:

(1) Cutwater, 113 King Street, Armonk, New York 10504 (for certain records of the Cutwater Funds);

(2) Lateef, 300 Drakes Landing Road, Suite 210, Greenbrae, California 94904 (for certain records of the Lateef Fund);

(3) Boston Advisors, One Liberty Square, 10th Floor, Boston, Massachusetts 02109 (for certain records of the Boston Advisors Broad Allocation Strategy Fund)

(4) Piedmont Investment Advisors, LLC, 300 West Morgan Street, Suite 1200 Durham, North Carolina 27701 (for certain records of the Corverus Strategic Equity Fund (series liquidated on July 20, 2012));

(5) WHV, 301 Battery Street, Suite 400, San Francisco, California 94111 (for certain records of the WHV/Acuity Tactical Credit Long/Short Fund, WHV International Equity Fund, WHV Emerging

Markets Equity Fund (series liquidated on December 20, 2013), WHV/Seizert Small Cap Equity Fund, WHV/EAM International Small Cap Equity Fund and WHV/EAM Emerging Markets Small Cap Equity Fund);

(6) Hirayama, at 301 Battery Street, Suite 400, San Francisco, California 94111 (for certain records of the WHV International Equity Fund);

(7) Seizert, 185 Oakland Ave., Suite 100, Birmingham, Michigan 48009 (for certain records of the WHV/Seizert Small Cap Equity Fund);

(8) Pemberwick, 340 Pemberwick Road Greenwich, Connecticut 06831 (for certain records of the Pemberwick Fund);

(9) JPMIM, 270 Park Avenue, New York, New York 10017 (for certain records of the Pemberwick Fund);

(10) Private Capital, 8889 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108 (for certain records of the Private Capital Management Value Fund);

(11) Estabrook, 900 Third Avenue, 10th Floor, New York, New York 10022 (for certain records of the Estabrook Funds);

(12) AMG of BOH, 130 Merchant Street, Suite 370, Honolulu, Hawaii 96813 (for certain records of the Pacific Capital Funds and of the U.S. Government Money Market Fund);

(13) Polen, 1825 NW Corporate Blvd., Suite 300, Boca Raton, Florida 33431 (for certain records of the Polen Growth Fund and Polen Global Growth Fund);

(14) DuPont Capital, Delaware Corporate Center, One Righter Parkway, Suite 3200, Wilmington, Delaware 19803 (for certain records of the DuPont Capital Funds);

(15) Gotham, 535 Madison Avenue, 30th Floor, New York, New York (for certain records of the Formula Funds (series liquidated and/or merged with Gotham Funds) and Gotham Funds);

(16) MCM, 805 SW Broadway, Suite 2400, Portland, Oregon 97205 (for certain records of the MCM Small Cap Growth Fund);

(17) CAM, 8105 Irvine Center Drive, Suite 1100, Irvine, California 92618 (for certain records of the Compak Dynamic Asset Allocation Fund) (series liquidated on September 13, 2013);

(18) EIC, 3007 Piedmont Road, NE, Suite 200 Atlanta, Georgia 30305 (for certain records of the EIC Value Fund);

(19) SNW Asset Management, LLC, 2001 Sixth Ave. Suite 2310, Seattle, Washington 98121(for certain records of the SNW Oregon Short-Term Tax-Exempt Bond Fund (series liquidated on June 29, 2012));

(20) Heitman, 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606 (for certain records of the Heitman REIT Fund) (series liquidated on April 25, 2014);

(21) EquityCompass, 1 South Street, 16th Floor, Baltimore, MD 21202 (for certain records of the Quality Dividend Fund);

(22) BNY Mellon Investment Servicing (US) Inc., Registrant’s administrator, transfer agent, dividend-paying agent and accounting services agent, 301 Bellevue Parkway, Wilmington, Delaware 19809;

(23) Sirios, One International Place, Boston, Massachusetts 02110 (for certain records of the Sirios Focus Fund); or

(24) BRAM, 1450, Paulista, AV, 6th Floor, Sao Paulo, Brazil 01310917 (for certain records of the Bradesco Latin American Equity Fund and Bradesco Latin American Hard Currency Bond Fund).

(25) Mount Lucas, 1450, 405 South State Street, Newtown, PA 18940 (for certain records of the Mount Lucas U.S. Focused Equity Fund).

(26) SkyBridge, 527 Madison Avenue, 16th Floor, New York, NY 10022 (for certain records of the SkyBridge Dividend Value Fund).

(27) EAM Global, 2533 South Coast Highway 101, Suite 240, Cardiff by the Sea, CA 92007 (for certain records of the WHV/EAM International Small Cap Equity Fund, and the WHV/EAM Emerging Markets Small Cap Equity Fund).

(28) Acuity, 60 Arch Street, 2nd Floor, Greenwich, CT 06830 (for certain records of the WHV/Acuity Tactical Credit Long/Short Fund).

Item 34. Management Services.

There are no management-related service contracts not discussed in Parts A or B.

Item 35. Undertakings.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment No. 119 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 119 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, State of Delaware on the 31st day of July 2015.

FUNDVANTAGE TRUST
By:	/s/ Joel Weiss
Joel Weiss, President and CEO

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Robert J. Christian*	Trustee
Robert J. Christian		July 31, 2015
/s/ Iqbal Mansur*	Trustee
Iqbal Mansur		July 31, 2015
/s/ Nancy B. Wolcott*	Trustee
Nancy B. Wolcott		July 31, 2015
/s/ Donald J. Puglisi*	Trustee
Donald J. Puglisi		July 31, 2015
/s/ Stephen M. Wynne*	Trustee
Stephen M. Wynne		July 31, 2015
/s/ James Shaw	Treasurer and CFO
James Shaw		July 31, 2015
/s/ Joel Weiss	President and CEO
Joel Weiss		July 31, 2015

* By:	/s/ Joel Weiss
Joel Weiss
Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
Item 28.	Exhibits.
(j)	Consent of PricewaterhouseCoopers LLP